SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement          [_]  Soliciting Material Under Rule
[_]  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement
[_]  Definitive Additional Materials




                          DNP Select Income Fund Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:

________________________________________________________________________________
5)   Total fee paid:

________________________________________________________________________________
[_]  Fee paid previously with preliminary materials:

________________________________________________________________________________
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:

________________________________________________________________________________
     2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
     3)   Filing Party:

________________________________________________________________________________
     4)   Date Filed:

________________________________________________________________________________

[GRAPHIC OMITTED]
                                   DNP SELECT
                                INCOME FUND INC.

          55 EAST MONROE STREET, CHICAGO, ILLINOIS 60603 (312) 368-5510

              NOTICE OF ANNUAL MEETING OF SHAREHOLDERS MAY 11, 2006

      The annual meeting of shareholders of DNP Select Income Fund Inc. will be held at The Palmer House Hilton, 17 East Monroe Street, Chicago, Illinois, on Thursday, May 11, 2006 at 1:00 p.m., Central Standard Time, to:

      1. Elect two directors by the holders of the Fund's common stock and one director by the holders of the Fund's preferred stock;

      2. Approve a proposal to amend and restate the Fund's charter to amend certain provisions governing Series A, B, C, D and E of the Fund's Remarketed Preferred Stock; and

      3. Transact such other business as may properly come before the meeting, or any adjournment or postponement thereof.

      Shareholders of record at the close of business on March 27, 2006 are entitled to vote at the meeting.

                                                  For the Board of Directors,


                                                  /s/ T. Brooks Beittel
                                                  ------------------------------
                                                  T. Brooks Beittel
                                                  SECRETARY

March 27, 2006

               SHAREHOLDERS, WE NEED YOUR PROXY VOTE IMMEDIATELY.

      YOUR VOTE IS VITAL. THE MEETING OF SHAREHOLDERS WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF FEWER THAN A MAJORITY OF THE SHARES ELIGIBLE TO VOTE ARE REPRESENTED. IN THAT EVENT, THE FUND WOULD ADJOURN THE MEETING AND CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO OBTAIN A QUORUM. TO AVOID THE EXPENSE OF AND THE POSSIBLE DELAY CREATED BY SUCH A SOLICITATION, PLEASE RETURN YOUR PROXY CARD IMMEDIATELY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

                                 PROXY STATEMENT

      The board of directors of DNP Select Income Fund Inc. (the "Fund") is soliciting proxies from the shareholders for use at the annual meeting of shareholders to be held on May 11, 2006 and at any adjournment or postponement of that meeting. A proxy may be revoked at any time before it is voted, either by voting in person at the meeting or by written notice to the Fund or delivery of a later-dated proxy.

      Shareholders of the Fund of record at the close of business on March 27, 2006 are entitled to notice of and to participate in the meeting. The Fund had 224,290,406 shares of common stock and 5,000 shares of remarketed preferred stock outstanding on the record date. Each share of common stock outstanding on the record date entitles the holder thereof to one vote for each director being elected by the common stock (with no cumulative voting permitted) and to one vote on each other matter. Each share of preferred stock outstanding on the record date entitles the holder thereof to one vote for each director being elected by the preferred stock (with no cumulative voting permitted) and to one vote on each other matter submitted for a vote of holders of preferred stock. A plurality of votes cast at the meeting by the common stock as to the directors representing the common stock is necessary to elect such directors. A plurality of votes cast at the meeting by the preferred stock as to the director representing the preferred stock is necessary to elect such director. On most matters other than the election of directors, the affirmative vote of a majority of either (a) all of the shares outstanding and entitled to be voted thereon or
(b) just the shares voted at the meeting, with the common stock and the preferred stock voting together as a single class, is necessary for approval. An affirmative vote by either a majority or two-thirds of the remarketed preferred stock (voting separately as one class) or by a series thereof is also necessary to approve certain matters adversely affecting the remarketed preferred stock or the series. Abstentions are counted for purposes of determining whether a quorum is present at the meeting but not for purposes of determining the number of votes cast with respect to any voting matter. However, abstentions have the effect of a "no" vote if the vote required is a majority of all the shares outstanding and entitled to be voted. Any broker non-votes on a particular matter are treated as abstentions with respect to that matter.

      This proxy statement is first being mailed on or about March 27, 2006. The Fund will bear the cost of the annual meeting and this proxy solicitation.

                            1. ELECTION OF DIRECTORS

      The board of directors of the Fund is responsible for the overall management and operations of the Fund. Directors are divided into three classes and are elected to serve staggered three-year terms. At the meeting, holders of common stock are entitled to elect two directors and holders of preferred stock are entitled to elect one director, in each case to serve until the annual meeting of shareholders in 2009 or until their respective successors are elected and qualified. The persons named in the enclosed proxy intend to vote in favor of the election of the persons named below (unless otherwise instructed). Each of the nominees has consented to serve as a director of the Fund, if elected. In case any of the nominees should become unavailable for election for any unforeseen reason, the persons designated in the proxy will have the right to vote for a substitute.

      Set forth below are the names and certain biographical information about the directors and officers of the Fund. Directors are divided into three classes and are elected to serve staggered three-year terms. All of the directors are elected by the holders of the Fund's common stock, except for Mr. Genetski and Ms. Lampton, who are elected by the holders of the Fund's preferred stock. All of the directors of the Fund are classified as independent directors because none of them are "interested persons" of the Fund, as defined in the Investment Company Act of 1940. The term "Fund Complex" refers to the Fund and all other investment companies advised by affiliates of Phoenix Investment Partners, Ltd. ("PXP").

NOMINEES--INDEPENDENT DIRECTORS

                                                                                  NUMBER OF
                                     TERM OF                                      PORTFOLIOS IN     OTHER
                        POSITIONS  OFFICE AND                                     FUND COMPLEX   DIRECTORSHIPS
                          HELD      LENGTH OF        PRINCIPAL OCCUPATION(S)       OVERSEEN BY      HELD
NAME, ADDRESS AND AGE   WITH FUND  TIME SERVED         DURING PAST 5 YEARS          DIRECTOR    BY THE DIRECTOR
---------------------   ---------  -----------   -------------------------------  ------------  ---------------
Nancy Lampton           Director    Nominee   Chairman and Chief Executive Officer,     3       Director,
c/o Duff & Phelps         and      for a term Hardscuffle Inc. (insurance holding               Constellation
Investment                Vice      expiring  company) since January 2000;                      Energy Group,
Management Co.          Chairman    in 2009;  Chairman and Chief Executive Officer,             Inc. (public
55 East Monroe Street               Director  American Life and Accident Insurance              utility holding
Suite 3600                            since   Company of Kentucky since 1971                    company);
Chicago, IL 60603                   October                                                     Advisory
Age 63                                1994                                                      Board Member, Thorium
                                                                                                Power, Inc.
                                                                                                (designer of
                                                                                                non-proliferative
                                                                                                fuel for nuclear
                                                                                                energy needs)

Christian H. Poindexter Director     Nominee  Retired Chairman and Chief Executive      1       Director,
c/o Duff & Phelps                  for a term Officer, Constellation Energy Group,              Mercantile
Investment                          expiring  Inc. (public utility holding company)             Bankshares
Management Co.                      in 2009;  (Executive Committee Chairman, July               Corporation
55 East Monroe Street               Director  2002-March 2003; Chairman of the                  (bank holding
Suite 3600                            since   Board, April 1999-July 2002; Chief                company);
Chicago, IL 60603                   May 2003  Executive Officer, April 1999-October             Director, The
Age: 67                                       2001; President, April 1999-October               Baltimore Life
                                              2000); Chairman, Baltimore Gas and                Insurance
                                              Electric Company, January 1993-July               Company;
                                              2002 (Chief Executive Officer, January            Member,
                                              1993-July 2000; President, March 1998-            Finance and
                                              October 2000; Director, 1988-2003)                Investment
                                                                                                Committee,
                                                                                                National
                                                                                                Executive
                                                                                                Board, Boy
                                                                                                Scouts of
                                                                                                America;
                                                                                                Chairman,
                                                                                                Investment
                                                                                                Committee,
                                                                                                U.S. Naval
                                                                                                Academy
                                                                                                Foundation


                                                                                    NUMBER OF
                                     TERM OF                                      PORTFOLIOS IN     OTHER
                        POSITIONS  OFFICE AND                                     FUND COMPLEX DIRECTORSHIPS
                          HELD      LENGTH OF        PRINCIPAL OCCUPATION(S)       OVERSEEN BY      HELD
NAME, ADDRESS AND AGE   WITH FUND  TIME SERVED         DURING PAST 5 YEARS          DIRECTOR   BY THE DIRECTOR
---------------------   ---------  -----------   -------------------------------  ------------  -------------
David J. Vitale         Director     Nominee  Chief Administrative Officer, Chicago     3       Director, UAL
c/o Duff & Phelps                  for a term Public Schools since April 2003; Private          Corporation
Investment                          expiring  investor November 2002-April 2003;                (airline holding
Management Co.                      in 2009;  President and Chief Executive Officer,            company), ISO
55 East Monroe Street               Director  Board of Trade of the City of Chicago,            New England
Suite 3600                            since   Inc. March 2001-November 2002;                    Inc. (not for
Chicago, IL 60603                  April 2000 Retired executive 1999-2001; Vice                 profit
Age 59                                        Chairman and Director, Bank One                   independent
                                              Corporation, 1998-1999; Vice Chairman             system operator
                                              and Director, First Chicago NBD                   of New
                                              Corporation, and President, The First             England's
                                              National Bank of Chicago, 1995-1998;              electricity
                                              Vice Chairman, First Chicago Corporation          supply), Ariel
                                              and The First National Bank of Chicago,           Capital
                                              1993-1998 (Director, 1992-1998;                   Management,
                                              Executive Vice President, 1986-1993)              LLC, Ark
                                                                                                Investment
                                                                                                Corp. and
                                                                                                Wheels,
                                                                                                Inc.
                                                                                                (automobile
                                                                                                fleet
                                                                                                management)

CONTINUING DIRECTORS--INDEPENDENT DIRECTORS

Francis E. Jeffries     Director      Term    Chairman of the Board of the Fund since  54
c/o Duff & Phelps         and        expires  May 2005 (Vice Chairman April 2004-
Investment              Chairman      2007;   May 2005); Chairman of the Board of
Management Co.           of the     Director  DTF Tax-Free Income Inc. ("DTF") since
55 East Monroe Street     Board      since    September 1991 and Duff & Phelps
Suite 3600                           January  Utility and Corporate Bond Trust Inc.
Chicago, IL 60603                     1987    ("DUC") since November 1992 (President
Age: 75                                       of DTF and DUC, January 2000-February
                                              2004); Chairman of the Board of PXP,
                                              November 1995-May 1997; Chairman
                                              and Chief Executive Officer, Duff &
                                              Phelps Corporation, June 1993-November
                                              1995 (President and Chief Executive
                                              Officer, January 1992-June 1993);
                                              Chairman of the Board, Duff & Phelps
                                              Investment Management Co. (the
                                              "Adviser") 1988-1993

Stewart E. Conner       Director      Term    Attorney, Wyatt Tarrant & Combs LLP       1
c/o Duff & Phelps                    expires  since 1966 (Chairman, Executive
Investment                            2007;   Committee 2000-2004, Managing
Management Co.                      Director  Partner 1988-2000)
55 East Monroe Street                 since
Suite 3600                            April
Chicago, IL 60603                     2004
Age: 64



                                   NUMBER OF
                                     TERM OF                                      PORTFOLIOS IN     OTHER
                        POSITIONS  OFFICE AND                                     FUND COMPLEX DIRECTORSHIPS
                          HELD      LENGTH OF        PRINCIPAL OCCUPATION(S)       OVERSEEN BY      HELD
NAME, ADDRESS AND AGE   WITH FUND  TIME SERVED         DURING PAST 5 YEARS          DIRECTOR   BY THE DIRECTOR
---------------------   ---------  -----------   -------------------------------  ------------  -------------
Connie K. Duckworth     Director      Term    Founder, Chairman and President, Arzu,    1       Director,
c/o Duff & Phelps                    expires  Inc. (nonprofit corporation created to            Smurfit-Stone
Investment                            2008;   assist Afghan women through sale of               Container
Management Co.                      Director  homemade rugs) since August 2003;                 Corporation
55 East Monroe Street                 since   Member, Eight Wings Enterprises LLC               (packaging
Suite 3600                            April   (investor in early-stage businesses) 2002-        manufacturer)
Chicago, IL 60603                     2002    2004; Advisory Director, Goldman,                 and Nuveen
Age 51                                        Sachs & Company, December 2000-                   Investments, Inc.;
                                              December 2001 (Managing Director,                 Trustee,
                                              December 1996-December 2000, Partner              Northwestern
                                              1990-1996, Chief Operating Officer of             Mutual Life
                                              Firmwide Diversity Committee 1990-1995)           Insurance
                                                                                                Company;
                                                                                                Director
                                                                                                and Vice
                                                                                                Chairman,
                                                                                                Evanston
                                                                                                Northwestern
                                                                                                Health
                                                                                                Care
                                                                                                Corporation;
                                                                                                Member,
                                                                                                Board of
                                                                                                Overseers,
                                                                                                Wharton
                                                                                                School of
                                                                                                the
                                                                                                University
                                                                                                of
                                                                                                Pennsylvania

Robert J. Genetski      Director      Term    President, Robert Genetski & Associates,  1       Director,
c/o Duff & Phelps                    expires  Inc. (economic and financial consulting           Midwest Banc
Investment                            2007;   firm) since 1991; Senior Managing                 Holdings, Inc.
Management Co.                      Director  Director, Chicago Capital, Inc. (financial
55 East Monroe Street                 since   services firm) 1995-2001; former Senior
Suite 3600                            April   Vice President and Chief Economist,
Chicago, IL 60603                     2001    Harris Trust & Savings Bank; author of
Age 63                                        several books; regular contributor to the
                                              Nikkei Financial Daily

Carl F. Pollard         Director      Term    Owner, Hermitage Farm L.L.C.              1       Chairman of the
c/o Duff & Phelps                    expires  (thoroughbred breeding) since January             Board and
Investment                            2008;   1995; Chairman, Columbia Healthcare               Director,
Management Co.                      Director  Corporation 1993-1994; Chairman and               Churchill Downs
55 East Monroe Street                 since   Chief Executive Officer, Galen Health             Incorporated
Suite 3600                            April   Care, Inc. March-August 1993; President
Chicago, IL 60603                     2002    and Chief Operating Officer, Humana Inc.
Age 67                                        1991-1993 (previously Senior Executive
                                              Vice President, Executive Vice President
                                              and Chief Financial Officer)

      Additional information about the Fund's directors is contained in the Statement of Additional Information ("SAI") constituting Part B of the Fund's Registration Statement on Form N-2 filed with the SEC. The most recent post-effective amendment to that Registration Statement is available electronically at the SEC's Internet web site, http://www.sec.gov. The Fund will also furnish a copy of the SAI portion of the Registration

Statement, without charge, to any shareholder who so requests by calling the Administrator at (888) 878-7845 (toll-free).

OFFICERS OF THE FUND

      The officers of the Fund are elected at the annual meeting of the board of directors of the Fund. The officers receive no compensation from the Fund, but are also officers of the Fund's investment adviser or the Fund's administrator and receive compensation in such capacities.


                        POSITION(S) HELD WITH FUND AND LENGTH OF
NAME, ADDRESS AND AGE                  TIME SERVED                       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
---------------------   ----------------------------------------         -------------------------------------------
Nathan I. Partain          President and Chief Executive  Officer        President and Chief Investment Officer of the
Duff & Phelps              since February 2001; Chief Investment         Adviser since April 2005 (Executive Vice
Investment                 Officer since January 1998; Executive         President 1997-2005); President, Chief
Management Co.             Vice President, April 1998-February 2001;     Executive Officer and Chief Investment Officer
55 East Monroe Street      Senior Vice President January 1997-           of DTF and DUC since February 2004;
Suite 3600                 April 1998                                    Director of Utility Research, Duff & Phelps
Chicago, IL 60603                                                        Investment Research  Co., 1989-1996 (Director
Age: 49                                                                  of Equity Research, 1993-1996 and Director of
                                                                         Fixed Income Research, 1993); Director, Otter
                                                                         Tail Corporation (1993- present)

T. Brooks Beittel          Secretary and Senior Vice President since     Senior Vice President of the Adviser since 1993
Duff & Phelps              January 1995; Treasurer, January 1995-        (Vice President 1987-1993); Secretary of DUC
Investment                 September 2002                                and DTF since May 2005
Management Co.
55 East Monroe Street
Suite 3600
Chicago, IL 60603
Age: 55

Joseph C. Curry, Jr.       Treasurer since September 2002; Vice          Senior Vice President, J.J.B. Hilliard, W.L.
Hilliard Lyons Center      President since April 1988                    Lyons, Inc. since 1994 (Vice President
Louisville, KY 40202                                                     1982-1994); Vice President, Hilliard Lyons
Age: 61                                                                  Trust Company; President, Hilliard-Lyons
                                                                         Government Fund, Inc.; Vice President and
                                                                         Assistant Treasurer, Senbanc Fund

Joyce B. Riegel            Chief Compliance Officer since                Senior Vice President and Chief Compliance
Duff & Phelps              February 2004                                 Officer of the Adviser since 2004; Vice
Investment                                                               President and Compliance Officer of the
Management Co.                                                           Adviser 2002-2004, Chief Compliance
55 East Monroe Street                                                    Officer of DTF and DUC since 2003. Vice
Suite 3600                                                               President and Chief Compliance Officer, Stein
Chicago, IL 60603                                                        Roe Investment Counsel LLC 2001-2002, Vice
Age: 51                                                                  President and Compliance Officer, Stein Roe &
                                                                         Farnham Incorporated 1996-2000

Michael Schatt             Senior Vice President since April 1998        Senior Vice President of the Adviser since
Duff & Phelps              (Vice President, January 1997-April 1998)     January 1997; Managing Director of PXP
Investment                                                               1994-1996
Management Co.
55 East Monroe Street
Suite 3600
Chicago, IL 60603
Age: 58


                        POSITION(S) HELD WITH FUND AND LENGTH OF
NAME, ADDRESS AND AGE                  TIME SERVED                     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
---------------------    ---------------------------------------       -------------------------------------------
Dianna P. Wengler          Assistant Vice President since April 2004;    Vice President, J.J.B. Hilliard, W.L. Lyons, Inc.
Hilliard Lyons Center      Assistant Secretary since April 1988          since 1990; Vice President, Hilliard-Lyons
Louisville, KY 40202                                                     Government Fund, Inc.
Age: 45

      During 2005, the board of directors held six meetings, the executive committee did not meet, the audit committee met twice, the nominating and governance committee met twice and the contracts committee met twice. Each director attended at least 75% in the aggregate of the meetings of the board and of the committees on which he or she served.

      The following table provides certain information relating to the equity securities beneficially owned by each director or director nominee as of December 31, 2005, (i) in the Fund and (ii) on an aggregate basis, in any registered investment companies overseen or to be overseen by the director or nominee within the same family of investment companies as the Fund.

                                                                                      AGGREGATE DOLLAR RANGE
                                                                                      OF EQUITY SECURITIES IN
                                                                                       ALL FUNDS OVERSEEN OR
                                                                                         TO BE OVERSEEN BY
                                                               DOLLAR RANGE OF        DIRECTOR OR NOMINEE IN
NAME OF                                                        EQUITY SECURITIES       FAMILY OF INVESTMENT
DIRECTOR OR NOMINEE                                               IN THE FUND                COMPANIES
-----------------------                                        -----------------    --------------------------
INDEPENDENT DIRECTORS AND NOMINEES
Stewart E. Conner ..........................................   $10,001 - $50,000         $10,001 - $50,000
Connie K. Duckworth ........................................     Over $100,000             Over $100,000
Robert J. Genetski .........................................     Over $100,000             Over $100,000
Francis E. Jeffries ........................................     Over $100,000             Over $100,000
Nancy Lampton ..............................................     Over $100,000             Over $100,000
Christian H. Poindexter ....................................     Over $100,000             Over $100,000
Carl F. Pollard ............................................     Over $100,000             Over $100,000
David J. Vitale ............................................  $50,001 - $100,000        $50,001 - $100,000

      As of December 31, 2005, none of the foregoing directors, or their immediate family members, owned any securities of the Adviser or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser.

      The following table shows the compensation paid to the Fund's directors during 2005 for service on the board of directors of the Fund and on the boards of directors of other investment companies in the same Fund Complex as the Fund:

                             COMPENSATION TABLE (1)
                                                                TOTAL
                                    AGGREGATE               COMPENSATION
                                  COMPENSATION              FROM FUND AND
                                    FROM THE                FUND COMPLEX
NAME OF DIRECTOR                      FUND              PAID TO DIRECTORS (2)
-------------------             -----------------    --------------------------
INDEPENDENT DIRECTORS
Stewart E. Conner ...............   $42,000                  $ 42,000
Connie K. Duckworth .............    45,000                    45,000
Robert J. Genetski ..............    42,000                    42,000
Francis E. Jeffries (2) .........    78,393                   197,393
Nancy Lampton ...................    50,000                    76,901
Christian H. Poindexter .........    45,000                    45,000
Carl F. Pollard .................    47,000                    47,000
David J. Vitale .................    47,000                    70,901

--------

(1) Each director not affiliated with the Adviser receives an annual fee of $25,000 (and an additional $5,000 if the director serves as chairman of a committee of the board of directors) plus an attendance fee of $2,000 for each meeting of the board of directors and $1,500 for each meeting of a committee of the board of directors attended in person or by telephone. The chairman of the board receives an additional fee of $50,000 annually. Directors and officers affiliated with the Adviser receive no compensation from the Fund for their services as such. In addition to the amounts shown in the table above, all directors and officers who are not interested persons of the Fund, the Adviser or the Administrator (as defined below) are reimbursed for the expenses incurred by them in connection with their attendance at a meeting of the board of directors or a committee of the board of directors. The Fund does not have a pension or retirement plan applicable to directors or officers of the Fund.

(2) The Fund Complex includes all funds that are advised by the Adviser or other affiliates of PXP. Mr. Jeffries serves as a director or trustee of 53 other funds in the Fund Complex, and each of Ms. Lampton and Mr. Vitale serves as a director of two other funds in the Fund Complex.

      THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE THREE NOMINEES FOR DIRECTOR NAMED ABOVE.

  2. APPROVAL OF AMENDMENT AND RESTATEMENT OF THE FUND'S CHARTER TO AMEND CERTAIN PROVISIONS GOVERNING SERIES A, B, C, D AND E OF THE FUND'S
                           REMARKETED PREFERRED STOCK

      The board of directors has determined that it is advisable to amend and restate the Fund's charter in order to amend certain provisions of the articles supplementary that define the terms of Series A, B, C, D and E of the Fund's remarketed preferred stock (the "RP Articles Supplementary") and delete the articles supplementary that define the terms of Series I of the Fund's remarketed preferred stock (the "Series I Articles Supplementary").

REASONS FOR THE PROPOSED AMENDMENTS

      Under the Fund's charter, authority is expressly granted to the board of directors to authorize the issuance of one or more series of preferred stock and to fix the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemptions, of such series. When the board of directors of a Maryland corporation exercises its authority to issue one or more series of preferred stock, the board is required to file articles supplementary with the State of Maryland, setting forth the preferences and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of such series. Those articles supplementary thereafter constitute part of the corporation's charter.

      On November 16, 1988, the Fund filed the RP Articles Supplementary with the State of Maryland, classifying 5,000 shares of the Fund's preferred stock to constitute Series A, B, C, D and E of Remarketed Preferred Stock of the Fund (the "RP"). The Fund issued the RP in order to use the proceeds to increase the assets of the Fund available for investment with the goal of increasing the net investment income available for distribution to the holders of the Fund's common stock, consistent with the Fund's income-oriented objectives. The Fund is generally able to take advantage of favorable interest rate spreads between the dividend rates that it pays on the RP and the interest rates that it receives on investments purchased with the proceeds of the RP.

      Also on November 16, 1988, the Fund filed the Series I Articles Supplementary with the State of Maryland, classifying 5,000 shares of the Fund's preferred stock to constitute Series I of Remarketed Preferred Stock of the Fund (the "Series I Stock"). The Series I Stock was designed to be available for issuance by the Fund in exchange for the RP, if the board of directors determined that the Series I Stock would be accorded certain favorable tax treatment. Based on discussions with the IRS, the Fund determined that the Series I Stock would not be granted the desired tax treatment and, accordingly, the RP remained outstanding and no Series I Stock was ever issued.

      The RP Articles Supplementary have been amended several times since they were originally filed, most recently in connection with an increase in the maximum dividend rates applicable to the RP in 2003. During the past year, moreover, the preparation of articles supplementary for several series of Auction Preferred Stock that the Fund is planning to issue has highlighted the fact that since 1988, when the RP Articles Supplementary were filed and the RP was issued, industry practice with respect to the terms of remarketed and auction preferred securities has changed considerably, with the result that a number of the provisions in the RP Articles Supplementary are no longer representative of current market practice.

      At a meeting of the board of directors held on February 24, 2006, the Fund's management recommended certain changes to the RP Articles Supplementary designed to make them more similar to the provisions governing remarketed and auction preferred securities issued in recent years, and particularly to the provisions included in the articles supplementary for the planned new series of the Fund's auction preferred stock. Prior to and during the meeting, the board of directors requested such information as it deemed necessary to determine whether the changes recommended by management are in the best interest of the Fund and its shareholders. Based upon its review and evaluation of the materials it received and in consideration of all factors it deemed relevant, the board of directors concluded that the proposed changes to the RP Articles Supplementary are in the best interest of the Fund and its shareholders.

      The board of directors considered the fact that due to the detailed nature of the recommended changes to the RP Articles Supplementary, a technical, line-by-line enumeration of each change could be difficult for shareholders to understand and evaluate. The board of directors therefore concluded that it would be more informative for shareholders to be able to review and vote upon the complete text of the RP Articles Supplementary with all of the proposed changes incorporated. This is referred to under Maryland law as an "amendment and restatement." Because the RP Articles Supplementary became part of the Fund's charter upon their filing, an amendment and restatement of the RP Articles Supplementary can only be accomplished as part of an amendment and restatement of the Fund's entire charter. Accordingly, on March __, 2006, the board of directors unanimously adopted a resolution setting forth Articles of Amendment and Restatement of the Fund's charter, declaring such amendment and restatement to be advisable, directing that such amendment and restatement be submitted for consideration at the annual meeting of the Fund's shareholders and recommending that all shareholders vote for the approval of such amendment and restatement.

      The complete text of the Articles of Amendment and Restatement is set forth as Exhibit A to this proxy statement. The Articles of Amendment and Restatement include the Fund's articles of incorporation, as they have been amended to date, and will not effect any material changes to the Fund's charter, other than to delete certain historical provisions that are no longer current. The Articles of Amendment and Restatement omit the Series I Articles Supplementary, as they are no longer needed for the reasons described above. Finally, the Articles of Amendment and Restatement include the provisions of the RP Articles Supplementary as a new "Article Fourteenth" of the Fund's charter, with the following changes recommended by the Fund's management and board of directors.

ELIMINATION OF THE MASTER PURCHASER'S LETTER

      The RP Articles Supplementary provide that each purchaser of shares of RP, in a remarketing or otherwise, is required to sign and deliver a master purchaser's letter, containing an acknowledgment by the purchaser of the details of the remarketing procedures. This requirement is reflective of a time when remarketed preferred securities were novel products and broker-dealers desired assurances that investors understood the remarketing procedures. However, as the market for auction and remarketed securities has developed, auction and remarketing procedures have ceased to be considered a novelty for which broker-dealers desire specific assurances from investors. The remarketing agent for the RP has recently informed the Fund that it is no longer either desirable or practical to require a master purchaser's letter and has requested the Fund's cooperation in eliminating the master purchaser's letter requirement. Currently, few of the investment products that are typically viewed as alternatives to the RP require the collection of any kind of investor purchaser letter. Since the RP still requires the collection of a master purchaser's letter, this creates a risk of diminishing investors' interest in the RP due to the additional administrative burden of executing and delivering the master purchaser's letter. In order to prevent the RP from being at a competitive disadvantage relative to similar investment products, the Articles of Amendment and Restatement will eliminate the master purchaser's letter requirement.

BASIC MAINTENANCE REPORTS AND ANNUAL ACCOUNTANT'S CONFIRMATION

      At all times that the RP has been outstanding, the RP has enjoyed the highest ratings from Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Services ("S&P"). As a condition of maintaining these ratings, the RP Articles Supplementary require the Fund to prepare basic maintenance reports on the fifteenth day and the last day of each month. In addition, the terms of the Fund's commercial paper ("CP") program require the Fund to prepare basic maintenance reports on the last business day of each week, so long as any CP notes are outstanding. The basic maintenance reports calculate the discounted value of the Fund's assets, using discount factors supplied by Moody's and S&P, and verify that the discounted value of the Fund's assets meets the basic maintenance tests specified by Moody's and S&P. The RP Articles Supplementary also require the Fund's independent accountants, on a quarterly basis, to review the Fund's basic maintenance report and issue a written confirmation of its accuracy. However, as the market for auction and remarketed securities has developed, the quarterly accountant's confirmation requirement has generally been replaced in the marketplace by an annual accountant's confirmation requirement. In order to align the terms of the RP both with the articles supplementary for the new series of the Fund's auction preferred stock and with current market practice, the Articles of Amendment and Restatement will replace the requirement of a quarterly accountant's confirmation with an annual accountant's confirmation. Requiring only an annual accountant's confirmation will also result in a cost savings for the Fund. In addition, the Articles of Amendment and Restatement will change the required schedule for preparing the basic maintenance reports from the fifteenth and last day of each month to the last business day of each week. This will align the basic maintenance reporting schedule for the RP with the reporting schedule for the CP and will preserve the Fund's eligibility to continue using favorable discount factors to calculate the discounted value of its assets, even if the CP ceases to be outstanding.

FLEXIBILITY TO ADOPT MODIFICATIONS TO RATING AGENCY REQUIREMENTS

      A large portion of the RP Articles Supplementary currently consists of a detailed enumeration of the various categories of investments held by the Fund, the discount factors that Moody's and S&P have assigned to each type of asset, the basic maintenance tests that each rating agency requires the discounted value of the Fund's assets to meet and specific restrictions that each rating agency has imposed on the Fund's investment practices. Over time, the rating agencies have modified their guidelines with respect to the foregoing provisions and they are expected to continue to make such modifications in the future. However, since the RP Articles Supplementary are part of the Fund's charter, they can only be amended by a shareholder vote. The cost of seeking shareholder approval for changes to the RP Articles Supplementary whenever the rating agencies modify their guidelines must be borne by the Fund, and ultimately the shareholders. To avoid the costs entailed by amending the Fund's charter whenever the rating agencies modify their guidelines, the articles supplementary for the Fund's new series of auction preferred stock take a new approach, which is permitted by Maryland law: rather than making the provisions that are dependent on rating agency guidelines part of the articles supplementary, such provisions are set forth in separate documents, entitled "Moody's Guidelines" or "Standard & Poor's Guidelines," as applicable. The "Moody's Guidelines" and "Standard & Poor's Guidelines" may be amended from time to time by the Fund's board of directors, with the concurrence of the applicable rating agency. In order to enable the Fund to benefit from this approach with respect to both the RP and the new series of auction preferred stock, the Articles of Amendment and Restatement will remove all of the rating agency-specific provisions from the Fund's charter and will instead refer to the provisions contained in the separate documents entitled "Moody's Guidelines" and "Standard & Poor's Guidelines." In addition to saving costs for the Fund, this will also ensure that the same rating agency-specific provisions apply to both the RP and the new series of auction preferred stock. The "Moody's Guidelines" and "Standard & Poor's Guidelines" are included as exhibits to the Fund's Registration Statement on Form N-2 for the auction preferred stock (Registration No. 333-130590), which is available electronically at the SEC's Internet web site, http://www.sec.gov.

ELIMINATION OF CERTIFICATE OF MINIMUM LIQUIDITY

      The RP Articles Supplementary currently require the Fund to deliver a certificate of minimum liquidity on the fifteenth day and the last day of each month, demonstrating that the Fund has liquid assets at least equal to the amount of cumulative dividends payable on the RP at the next dividend payment date. The Fund believes that this requirement is reflective of a time when remarketed preferred securities were novel products, and that as the market for auction and remarketed securities has developed, the requirement to prepare a certificate of minimum liquidity twice monthly is no longer representative of the marketplace. The articles supplementary for the new series of the Fund's auction preferred stock do not include such a requirement. In connection with the elimination of the certificate of minimum liquidity requirement, it is important to note that the Fund is not permitted to pay any dividend or other distribution with respect to its common stock unless full cumulative dividends on shares of its preferred stock have been declared and paid or have been declared and sufficient funds for the payment thereof deposited with the paying agent for the preferred stock. In light of this priority enjoyed by the Fund's preferred stock, the Fund's management does not believe that a certificate of minimum liquidity should continue to be required. Accordingly, the Articles of Amendment and Restatement will eliminate the requirement that the Fund deliver a certificate of minimum liquidity on the fifteenth day and the last day of each month.

ADJUSTMENT OF LANGUAGE TO INCLUDE OTHER PREFERRED STOCK OF THE FUND

      The original RP Articles Supplementary took account of the possibility that the Fund might issue additional series of RP, but did not take account of the fact that the Fund could issue series of preferred stock other than RP. As a result, provisions of the RP Articles Supplementary that are intended to refer to all of the Fund's outstanding preferred stock currently refer only to "Other RP." However, the new series of the Fund's auction preferred stock will rank on a parity with the RP with respect to payment of dividends and the distribution of assets upon liquidation, and therefore will need to be taken into account, together with the RP, in any provisions of the RP Articles Supplementary that refer to all of the Fund's outstanding preferred stock. For example, the auction preferred stock needs to be included along with the RP in calculating the Fund's basic maintenance coverage, or else the basic maintenance coverage ratios will be overstated. Accordingly, the Articles of Amendment and Restatement will replace references to "Other RP" with more inclusive references to "Other Preferred Stock."

OTHER CHANGES

      The Articles of Amendment and Restatement also reflect a number of minor changes to the RP Articles Supplementary. The name of the Fund, which has changed since the RP Articles Supplementary were filed in 1988, will be updated. References to S&P will be updated to reflect the fact that S&P is now a division of The McGraw-Hill Companies, Inc. References to the paying agent for the RP will be updated to refer to The Bank of New York, which currently acts in that capacity. References to the designation of substitute rating agencies that would provide ratings of the RP in the event that Moody's or S&P ever cease to rate the RP will be updated to provide for the Fund's board of directors to adopt a "Guidelines" document embodying the guidelines of any substitute rating agency that is so designated. Finally, provisions relating to the potential exchange of the RP for Series I Stock of the Fund will be deleted, as such provisions are no longer applicable.

PROVISIONS OF THE RP THAT WILL NOT BE ALTERED BY THE ARTICLES OF AMENDMENT AND RESTATEMENT

      It is important to note that the following provisions of the RP Articles Supplementary will not be altered by the Articles of Amendment and Restatement:

      o priority of the RP over the Fund's common stock,

      o dividend rights of holders of the RP,

      o rights of holders of the RP to receive distributions of the Fund's assets in liquidation,

      o provisions governing redemption of the RP and

      o voting rights of the holders of RP.

VOTE REQUIRED TO APPROVE THE ARTICLES OF AMENDMENT AND RESTATEMENT

      The Articles of Amendment and Restatement will require the approval of (i) the holders of a majority of the Fund's outstanding Common Shares and Preferred Shares, voting as a single class, and (ii) the holders of two-thirds of the Fund's outstanding Preferred Shares, voting separately as a class.

WHEN THE ARTICLES OF AMENDMENT AND RESTATEMENT WOULD BECOME EFFECTIVE

      If approved by the Fund's shareholders, the Articles of Amendment and Restatement would become effective as of the date when they are filed with the State Department of Assessments and Taxation of the State of Maryland or as of such other date as set forth in the Articles of Amendment and Restatement, not to exceed 30 days after the Articles of Amendment and Restatement are filed with the Department. It is expected that the Articles of Amendment and Restatement, if approved by the shareholders, would be filed as soon as practicable following the date of the annual meeting. The exact timing of the filing, however, would be determined by the Fund, and the Fund reserves the right to delay the filing for up to six months following shareholder approval. In addition, the Fund reserves the right, notwithstanding shareholder approval and without further action by the shareholders, to elect not to proceed with the charter amendments if, at any time prior to the effective time, the board of directors, in its sole discretion, determines that the amendments are no longer in the best interests of the Fund or its shareholders.

      If, as permitted by the Fund's charter and Maryland law, the board of directors authorizes one or more additional series of preferred stock and articles supplementary are filed with respect to such series with the State of Maryland and become effective after the record date for this meeting but before the filing and effectiveness of the Articles of Amendment and Restatement, then the terms of such additional series of stock will be incorporated into a new "Article Fifteenth" of the Articles of Amendment and Restatement so that upon filing they will include all provisions of the Fund's charter as then in effect.

RECOMMENDATION OF THE BOARD OF DIRECTORS

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL TO AMEND AND RESTATE THE FUND'S CHARTER AS SET FORTH IN THE ARTICLES OF AMENDMENT AND RESTATEMENT ATTACHED AS EXHIBIT A TO THIS PROXY STATEMENT.

                                 OTHER BUSINESS

      Management is not aware of any other matters that will come before the meeting. If any other business should come before the meeting, however, your proxy, if signed and returned, will give discretionary authority to the persons designated in it to vote according to their best judgment.

                                OTHER INFORMATION

      THE ADVISER AND PHOENIX INVESTMENT PARTNERS. Duff & Phelps Investment Management Co. serves as the Fund's investment adviser under an investment advisory agreement (the "Advisory Agreement") dated May 1, 1998. The Adviser is a wholly-owned subsidiary of Phoenix Investment Partners, which is an indirect, wholly-owned subsidiary of The Phoenix Companies, Inc. The address of the Adviser is 55 East Monroe Street, Chicago, Illinois 60603.

      The Adviser (together with its predecessor) has been in the investment advisory business for more than 70 years and as of December 31, 2005, had approximately $2.8 billion in client accounts under discretionary management, excluding the Fund.

      Under the terms of the Advisory Agreement, the Adviser furnishes continuing investment supervision to the Fund and is responsible for the management of the Fund's portfolio, subject to the overall control of the board of directors of the Fund. Currently, the Adviser has ten professionals (i.e., research analysts and portfolio managers), along with support staff, assigned to the operation of the Fund. Eight of the ten professionals have the CFA (Chartered Financial Analyst) designation and one is a CPA (Certified Public Accountant). The Adviser furnishes, at its own expense, office space, equipment and personnel to the Fund in connection with the performance of its investment management responsibilities, and pays all other expenses incurred by it in connection with managing the assets of the Fund not payable by the Fund's administrator pursuant to the administration agreement. The Advisory Agreement also includes the conditions under which the Fund may use any name derived from or similar to "Duff & Phelps." For its services the Adviser receives from the Fund a quarterly management fee, payable out of the Fund's assets, at an annual rate of 0.60 of 1% of the average weekly net assets of the Fund up to $1.5 billion and 0.50 of 1% of average weekly net assets in excess of $1.5 billion. For purposes of calculating the management fee, the Fund's net assets are defined as the sum of (i) the aggregate net asset value of the Fund's common stock, (ii) the aggregate liquidation preference of the Fund's preferred stock and (iii) the aggregate proceeds of commercial paper issued by the Fund. The management fee paid by the Fund to the Adviser for 2005 was $14,771,365.

      Except for the expenses borne by the Adviser and the Administrator (as described below) pursuant to their respective agreements with the Fund, the Fund pays all expenses incurred in its operations, including, among other things, expenses for legal, accounting and auditing services, taxes, interest, costs of printing and distributing shareholder reports, proxy materials, prospectuses and stock certificates, charges of custodians, registrars, transfer agents, dividend disbursing agents, dividend reinvestment plan agents and remarketing agents, Securities and Exchange Commission fees, fees and expenses of non-interested directors, insurance, brokerage costs, litigation and other extraordinary or non-recurring expenses.

      The Fund is also a party to a service agreement dated May 1, 1998 (the "Service Agreement") with the Adviser and Phoenix Investment Partners. Under the terms of the Service Agreement, Phoenix Investment Partners makes available to the Adviser the services of its employees and various facilities to enable the Adviser to perform certain of its obligations to the Fund. However, the obligation of performance under the Advisory Agreement is solely that of the Adviser, for which Phoenix Investment Partners assumes no responsibility, except as described in the preceding sentence. The Adviser reimburses Phoenix Investment Partners for any costs, direct or indirect, that are fairly attributable to the services performed and the facilities provided by Phoenix Investment Partners under the Service Agreement. The Fund does not pay any fees pursuant to the Service Agreement.

      The Advisory Agreement and the Service Agreement both provide that the Adviser shall not be liable to the Fund or its shareholders for any loss suffered as a consequence of any act or omission of the Adviser or Phoenix Investment Partners, as the case may be, in connection with the respective agreements except by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations under the Advisory Agreement.

      At the annual meeting held on April 29, 1998, the Fund's shareholders approved the Advisory Agreement for a two-year term beginning on May 1, 1998 and ending on April 30, 2000. At a meeting held on October 17, 1997, the Board of Directors of the Fund, including all of the directors who were not interested persons of the Fund or Phoenix Investment Partners in attendance at the meeting voting separately as a class, approved the Service Agreement for a two-year term beginning on May 1, 1998 and ending on April 30, 2000, contingent on the above-referenced approval of the Advisory Agreement by the shareholders of the Fund. Unless earlier terminated as described below, the Advisory Agreement and the Service Agreement may be continued from year to year, if approved annually
(i) by a majority of the directors of the Fund who are not interested persons of the Fund or the Adviser, in the case of the Advisory Agreement, or Phoenix Investment Partners, in the case of the Service Agreement, and (ii) by either the board of directors of the Fund or the holders of a majority of the outstanding shares of the Fund as defined in the 1940 Act. A majority of the outstanding shares of the Fund as defined in the 1940 Act means the following vote of the common stock and the preferred stock voting together as a single class: (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented; or (ii) more than 50% of the outstanding shares. At meetings held on January 26, 2000, February 23, 2001, February 22, 2002, February 21, 2003, February 20, 2004, February 18, 2005 and February 24, 2006, the Board of Directors of the Fund, including all of the directors of the Fund who were not interested persons of the Fund or the Adviser, in the case of the Advisory Agreement, or Phoenix Investment Partners, in the case of the Service Agreement, in attendance at the meeting voting separately as a class, voted to continue the Advisory Agreement and the Service Agreement for an additional one-year term. Accordingly, the term of these agreements currently extends to April 30, 2007.

      The Advisory Agreement may be terminated without penalty on 60 days' written notice by any party thereto or by a vote of the shareholders of the Fund and would terminate automatically if it were assigned by any party. If the Advisory Agreement were terminated, shareholder approval would be required to enter into a new agreement. The Service Agreement may be terminated without penalty on 60 days' written notice by any party thereto and would terminate automatically if it were assigned by any party unless a majority of the Fund's board of directors, including a majority of the directors who are not interested persons of the Fund or Phoenix Investment Partners, approves continuation of the Service Agreement.

      THE ADMINISTRATOR. J.J.B. Hilliard, W.L. Lyons, Inc. serves as the Fund's administrator (the "Administrator") under an administration agreement (the "Administration Agreement") dated May 1, 1998. The Administrator (together with its predecessors) has been engaged in the investment business as a securities broker-dealer and investment adviser since 1854. It also serves as administrator and investment adviser to Hilliard-Lyons Government Fund, Inc., a money market mutual fund, and as investment adviser to Senbanc Fund, an open-end mutual fund. The Administrator is a wholly-owned subsidiary of The PNC Financial Services Group, Inc. Its principal address is Hilliard Lyons Center, Louisville, Kentucky 40202.

      Under the terms of the Administration Agreement, the Administrator provides all management and administrative services required in connection with the operation of the Fund not required to be provided by the Adviser pursuant to the Advisory Agreement, as well as the necessary office facilities, equipment and personnel to perform such services. For its services the Administrator receives from the Fund a quarterly fee at annual rates of 0.25 of 1% of the Fund's average weekly net assets up to $100 million, 0.20 of 1% of the Fund's average weekly net assets from $100 million to $1.0 billion, 0.10 of 1% of average weekly net assets in excess of $1.0 billion. For purposes of calculating the administrative fee, the Fund's net assets are defined as the sum of (i) the aggregate net asset value of the Fund's common stock, (ii) the aggregate liquidation preference of the Fund's preferred stock and (iii) the aggregate proceeds of commercial paper issued by the Fund. The total administrative fee paid by the Fund to the Administrator for 2005 was $3,704,273.

      The Administration Agreement provides that the Administrator shall not be liable to the Fund or its shareholders for any loss suffered as a consequence of any act or omission of the Administrator in connection with the agreement except by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations under the agreement.

      At a meeting held on October 17, 1997, the board of directors of the Fund, including all of the directors who were not interested persons of the Fund or the Administrator in attendance at the meeting voting separately as a class, approved the Administration Agreement for a two-year term beginning on May 1, 1998 and ending on April 30, 2000, contingent on approval of the Advisory Agreement by the shareholders of the Fund (which approval was granted at the annual meeting held on April 29, 1998). Unless earlier terminated as described below, the Administration Agreement may be continued from year to year, if approved annually (i) by a majority of the directors of the Fund who are not interested persons of the Fund or the Administrator and (ii) by either the board of directors of the Fund or the holders of a majority of the outstanding shares of the Fund as defined in the 1940 Act. The Administration Agreement may be terminated without penalty on 60 days' written notice by any party thereto or by a vote of the shareholders of the Fund. At meetings held on January 26, 2000, February 23, 2001, February 22, 2002, February 21, 2003, February 20, 2004, February 18, 2005 and February 24, 2006, the Board of Directors of the Fund, including all of the directors of the Fund who were not interested persons of the Fund or the Administrator in attendance at the meeting voting separately as a class, voted to continue the Administration Agreement for an additional one-year term. Accordingly, the term of this agreement currently extends to April 30, 2007.

      PORTFOLIO TRANSACTIONS. The Adviser has discretion to select brokers and dealers to execute portfolio transactions initiated by the Adviser and to select the markets in which such transactions are to be executed. In executing portfolio transactions and selecting brokers or dealers, the primary responsibility of the Adviser is to seek the best combination of net price and execution for the Fund. The Fund ordinarily purchases securities in the primary markets, and in assessing the best net price and execution available to the Fund, the Adviser considers all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

      In selecting brokers or dealers to execute particular transactions and in evaluating the best net price and execution available, the Adviser is authorized to consider "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act")), statistical quotations, specifically the quotations necessary to determine the Fund's net asset value, and other information provided to the Fund and/or the Adviser (or their affiliates). The Adviser is also authorized to cause the Fund to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The Adviser must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided, viewed in terms of that particular transaction or in terms of all the accounts over which the Adviser exercises investment discretion. The Adviser does not engage brokers whose commissions it believes to be unreasonable in relation to services provided. It is possible that certain of the services received by the Adviser attributable to a particular transaction will benefit one or more other accounts for which investment discretion is exercised by the Adviser.

      The Advisory Agreement requires the Adviser to provide fair and equitable treatment to the Fund in the selection of portfolio investments and the allocation of investment opportunities between the Fund and the Adviser's other investment management clients, but does not obligate the Adviser to give the Fund exclusive or preferential treatment. It is likely that from time to time the Adviser may make similar investment decisions for the Fund and its other clients. In some cases, the simultaneous purchase or sale of the same security by the Fund and another client of the Adviser could have a detrimental effect on the price or volume of the security to be purchased or sold, as far as the Fund is concerned. In other cases, coordination with transactions for other clients and the ability to participate in volume transactions could benefit the Fund.

      Although the Fund purchases securities for investment income or capital appreciation, or both, and not for short-term trading profits, it may dispose of securities without regard to the time they have been held when such action appears advisable to the Adviser.

      During 2005, the Fund paid brokerage commissions aggregating $799,719 in connection with its portfolio transactions, not including the gross underwriting spread on securities purchased in underwritten public offerings or the spread in over-the-counter transactions with firms acting as principal.

      SHAREHOLDERS. The following table shows shares of common stock of the Fund as to which each director, and all directors and officers of the Fund as a group, had or shared power over voting or disposition at December 31, 2005. The directors and officers of the Fund owned no shares of the Fund's remarketed preferred stock. Shares are held with sole power over voting and disposition except as noted. The shares of common stock held by each of the persons listed below and by all directors and officers as a group represented less than 1% of the outstanding common stock.

                                                                   SHARES OF
                                                                 COMMON STOCK
                                                               -----------------
Stewart E. Conner ...............................................      1,000
Connie K. Duckworth (1) .........................................     10,000
Robert J. Genetski ..............................................     10,000
Francis E. Jeffries (2) .........................................     37,775
Nancy Lampton (1)(2) ............................................     56,631
Christian H. Poindexter (1) .....................................     10,000
Carl F. Pollard .................................................     40,000
David J. Vitale .................................................      5,250
Directors and officers as a group (14 persons) (1)(2) ...........    198,078

-------

(1) Ms. Duckworth, Ms. Lampton and Mr. Poindexter had shared power to vote and/or dispose of 10,000, 51,200 and 10,000, respectively, of the shares listed. The directors and officers had shared power to vote and/or dispose of 84,966, in the aggregate, of the shares listed as owned by the directors and officers as a group.

(2) Mr. Jeffries, Ms. Lampton and Mr. Vitale disclaim beneficial ownership of 9,205, 51,200 and 4,250, respectively, of the shares listed. The directors and officers disclaim beneficial ownership of 78,421 in the aggregate, of the shares listed as owned by the directors and officers as a group.

      At March 27, 2006, no person was known by the Fund to own beneficially 5% or more of the outstanding shares of the Fund (as determined in accordance with Rule 13d-3 under the 1934 Act).

      SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE. Section 16(a) of the 1934 Act requires the Fund's officers and directors, and persons who own more than 10% of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. Officers, directors and greater than 10% shareholders are required by Securities and Exchange Commission regulations to furnish the Fund with copies of all Section 16(a) forms they file. Based solely on a review of the copies of Section 16(a) forms furnished to the Fund, or written representations that no Forms 5 were required, the Fund believes that during 2005 all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with, except that the Adviser was one day late in filing a Form 3 for George R. Aylward, a director of the Adviser.

      REPORT OF THE AUDIT COMMITTEE. The audit committee is composed of four directors and acts under a written charter that was originally adopted by the board of directors on April 25, 2000 and was most recently amended on August 25, 2005. A copy of the charter is attached as Exhibit B to this proxy statement. A copy of the charter is also available on the Fund's website at www.dnpselectincome.com and in print to any shareholder who requests it. Each of the members of the audit committee is independent as defined in the listing standards of the New York Stock Exchange. In connection with the audit of the Fund's 2005 audited financial statements, the audit committee: (1) reviewed and discussed the Fund's 2005 audited financial statements with management, (2) discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as modified or supplemented, (3) received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as modified or supplemented, and (4) discussed with the independent registered public accounting firm its independence from the Fund and its management. Based on the foregoing reviews and discussions, the audit committee recommended to the board of directors that the Fund's audited financial statements be included in the Fund's Annual Report to Shareholders for filing with the Securities and Exchange Commission.

                                         The Audit Committee
                                         Carl F. Pollard, Chairman
                                         Connie K. Duckworth
                                         Robert J. Genetski
                                         Christian H. Poindexter

      INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. The 1940 Act requires that the Fund's independent registered public accounting firm be selected by the vote, cast in person, of a majority of the members of the board of directors who are not interested persons of the Fund. In addition, the listing standards of the New York Stock Exchange vest the audit committee, in its capacity as a committee of the board of directors, with responsibility for the appointment, compensation, retention and oversight of the work of the Fund's independent registered public accounting firm. In accordance with the foregoing provisions, the firm of Ernst & Young LLP ("Ernst & Young"), which has served as the Fund's independent public accountants since June 12, 2002, has been selected as independent registered public accounting firm of the Fund to perform the audit of the financial books and records of the Fund for the year ending December 31, 2006. A representative of Ernst & Young is expected to be present at the meeting of shareholders and will be available to respond to appropriate questions and have an opportunity to make a statement if the representative so desires.

      AUDIT AND NON-AUDIT FEES. The following table sets forth the aggregate audit and non-audit fees billed to the Fund for each of the last two fiscal years for professional services rendered by the Fund's principal accountant.

                                      FISCAL YEAR ENDED     FISCAL YEAR ENDED
                                      DECEMBER 31, 2005     DECEMBER 31, 2004
                                    --------------------  --------------------

Audit Fees (1) ......................      $71,600              $60,000
Audit-Related Fees (2)(6) ...........       24,400               23,000
Tax Fees (3)(6) .....................       73,700               74,000
All Other Fees (4)(6) ...............            0                    0
Aggregate Non-Audit Fees (5)(6) .....       98,100               97,000

--------

(1) Audit Fees are fees billed for professional services rendered by the Fund's principal accountant for the audit of the Fund's annual financial statements and for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

(2) Audit-Related Fees are fees billed for assurance and related services by the Fund's principal accountant that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under the caption "Audit Fees." In both years shown in the table, such services consisted of performance of quarterly agreed-upon procedures relating to the Fund's preferred stock and commercial paper.

(3) Tax Fees are fees billed for professional services rendered by the Fund's principal accountant for tax compliance, tax advice and tax planning. In the year ended December 31, 2004, such services consisted of preparation of the Fund's annual federal and state income tax returns and excise tax returns (for a fee of $12,000) and one extraordinary item: consulting work regarding the tax treatment of contingent payment debt and trust preferred instruments (for a fee of $62,000). In the year ended December 31, 2005, such services consisted of preparation of the Fund's annual federal and state income tax returns and excise tax returns (for a fee of $12,700) and three extraordinary items: consultation regarding an application for an IRS private letter ruling (for a fee of $26,000) and consulting work regarding the tax treatment of contingent payment debt and trust preferred instruments (for a fee of $35,000).

(4) All Other Fees are fees billed for products and services provided by the Fund's principal accountant, other than the services reported under the captions "Audit Fees," "Audit-Related Fees" and "Tax Fees."

(5) Aggregate Non-Audit Fees are fees billed by the Fund's accountant for services rendered to the Fund, the Adviser and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund. During both years shown in the table, no portion of such fees related to services rendered by the Fund's accountant to the Adviser or to any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund.

(6) No portion of these fees was approved by the audit committee after the beginning of the engagement pursuant to the waiver of the pre-approval requirement for certain de minimis non-audit services described in Section 10A of the 1934 Act and applicable regulations.

      PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES. Each engagement of the Fund's independent registered public accounting firm to render audit or non-audit services to the Fund is either (i) pre-approved by the Fund's audit committee or the chairman of the audit committee, to whom the committee has delegated the authority to grant such pre-approvals between scheduled meetings of the committee, or (ii) entered into pursuant to pre-approval policies and procedures established by the audit committee. A copy of the audit committee's pre-approval policies and procedures is attached as Exhibit C to this proxy statement. The Fund's audit committee is also required to pre-approve its accountant's engagements for non-audit services rendered to the Adviser and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund. In deciding whether to grant pre-approval for such non-audit services, the audit committee or the chairman of the audit committee, as the case may be, considers whether the provision of such non-audit services is compatible with maintaining the independence of the Fund's accountants.

      NOMINATION OF DIRECTORS. The nominating/corporate governance committee is composed of three directors and acts under a written charter that was adopted by the board of directors on February 21, 2003 and most recently amended on February 24, 2006. A copy of the charter is available on the Fund's website at www.dnpselectincome.com. None of the members of the nominating/corporate governance committee are "interested persons" of the Fund as defined in section 2(a)(19) of the 1940 Act. In identifying potential director nominees, the nominating/corporate governance committee considers candidates recommended by one or more of the following sources: the Fund's current directors, the Fund's officers, the Fund's shareholders and any other source the committee deems appropriate. The committee may, but is not required to, retain a third-party search firm at the Fund's expense to identify potential candidates. Shareholders wishing to recommend candidates to the nominating/corporate governance committee should submit such recommendations to the Secretary of the Fund, who will forward the recommendations to the committee for consideration. In evaluating potential director nominees, including nominees recommended by shareholders, the nominating/corporate governance committee considers such qualifications and skills as it deems relevant but does not have any specific minimum qualifications that must be met by a nominee. The committee considers, among other things:

      o whether the candidate will qualify as a director who is not an "interested person" of the Fund;

      o the absence of any real or apparent conflict of interest that would interfere with the candidate's ability to act in the best interests of the Fund and its shareholders;

      o the contribution that the candidate can make to the board of directors by virtue of his or her education, business experience and financial expertise;

      o the interplay of the candidate's skills and experience with the skills and experience of other board members;

      o  whether the  candidate  is  willing  to commit the time  necessary   to
         attend  meetings  and fulfill the  responsibilities  of a director; and

      o the candidate's personality traits, including integrity, independence, leadership, sound business judgment and the ability to work effectively with the other members of the board of directors.

      With respect to the renomination of incumbent directors, past service to the board is also considered.

      SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS. The board of directors has adopted the following procedures for shareholders to send communications to the board of directors. Shareholders may mail written communications to the full board, to committees of the board or to specified individual directors in care of the Secretary of the Fund, 55 East Monroe Street, Suite 3600, Chicago, Illinois 60603. All shareholder communications received by the Secretary will be forwarded promptly to the full board, the relevant board committee or the specified individual directors, as applicable, except that the Secretary may, in good faith, determine that a shareholder communication should not be so forwarded if it does not reasonably relate to the Fund or its operations, management, activities, policies, service providers, board, officers, shareholders or other matters relating to an investment in the Fund or is purely ministerial in nature. Each of the Fund's directors is encouraged to attend the annual meeting of shareholders. All of the Fund's directors attended the May 23, 2005 annual meeting of shareholders.

      SHAREHOLDER PROPOSALS. Any shareholder proposal to be considered for inclusion in the Fund's proxy statement and form of proxy for the 2007 annual meeting of shareholders should be received by the Secretary of the Fund no later than November 27, 2006. Under the circumstances described in, and upon compliance with, Rule 14a-4(c) under the 1934 Act, the Fund may solicit proxies in connection with the 2007 annual meeting which confer discretionary authority to vote on any shareholder proposals of which the Secretary of the Fund does not receive notice by February 10, 2007.

      SOLICITATION OF PROXIES. Proxies will be solicited by mail. Proxies may be solicited by Fund personnel personally or by telephone, telegraph or mail, but such persons will not be specially compensated for such services. The Fund will inquire of any record holder known to be a broker, dealer, bank or other nominee as to whether other persons are the beneficial owners of shares held of record by such persons. If so, the Fund will supply additional copies of solicitation materials for forwarding to beneficial owners, and will make reimbursement for reasonable out-of-pocket costs. In addition, the Fund may hire a proxy solicitor to assist the Fund in the solicitation of proxies at a fee of approximately $20,000, plus out-of-pocket expenses.

      ANNUAL AND SEMI-ANNUAL REPORTS. The Fund will provide without charge to any shareholder who so requests, a copy of the Fund's annual report for the year ended December 31, 2005 and the Fund's semi-annual report for the six months ended June 30, 2005. Requests for copies of such reports should be directed to the Administrator at (888) 878-7845 (toll-free). Copies of such reports are also available by accessing the Fund's web site at www.dnpselectincome.com.

      GENERAL. A list of shareholders entitled to be present and vote at the annual meeting will be available at the offices of the Fund, 55 East Monroe Street, Chicago, Illinois 60603, for inspection by any shareholder during regular business hours for ten days prior to the date of the meeting.

      Failure of a quorum to be present at the annual meeting will necessitate adjournment and will give rise to additional expense.

      ALL STOCKHOLDERS ARE REQUESTED TO SIGN, DATE AND MAIL PROXIES PROMPTLY IN THE RETURN ENVELOPE PROVIDED.

March 27, 2006

                                    EXHIBIT A

                           DNP SELECT INCOME FUND INC.

                  FORM OF ARTICLES OF AMENDMENT AND RESTATEMENT

      DNP SELECT INCOME FUND INC., a Maryland corporation, having its principal office in Baltimore City, Maryland (which is hereinafter called the "Corporation"), desires to amend and restate its charter as currently in effect, and hereby certifies to the State Department of Assessments and Taxation of Maryland that:

      FIRST: The following provisions are all of the provisions of the charter of the Corporation as currently in effect and as hereinafter amended:

      FIRST. NAME. The name of the corporation (the "Corporation") is DNP Select Income Fund Inc.

      SECOND. PURPOSES. The purposes for which the Corporation is formed are:

      1. To engage in the business of a closed-end management investment company.

      2. To invest and reinvest in, to buy or otherwise acquire, to hold for investment or otherwise, and to sell or otherwise dispose of:

           a. Securities of all kinds, however evidenced, and rights or warrants
to  acquire   securities,   of  private  and  public  companies,   corporations,
associations, trusts and other enterprises and organizations;

           b. Obligations issued or guaranteed by national and state governments and their instrumentalities and subdivisions;

           c. Deposits in banks, savings banks, trust companies and savings and loan associations;

           d. Assets and interests other than securities or deposits.

      3. To engage in any other lawful act or activity for which corporations may be organized under the general laws of the State of Maryland as now or hereafter in force.

      THIRD. PRINCIPAL OFFICE AND RESIDENT AGENT. The post office address of the principal office of the Corporation in the State of Maryland is c/o The Corporation Trust Incorporated, 300 East Lombard Street, Baltimore, Maryland 21202. The name and post office address of the resident agent of the Corporation in the State of Maryland is The Corporation Trust Incorporated, 300 East Lombard Street, Baltimore, Maryland 21202. The resident agent is a Maryland corporation.

      FOURTH. CAPITAL STOCK.

      The total number of shares of all classes of stock which the Corporation shall have authority to issue is 350,000,000 shares with an aggregate par value of $350,000, divided into two classes, of 250,000,000 shares of common stock, $.001 par value per share ("common stock"), and of 100,000,000 shares of preferred stock, $.001 par value per share ("preferred stock"). Five thousand shares of preferred stock have been further designated as shares of Remarketed Preferred Stock, as set forth in Article Fourteenth.

      The preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, of the common stock and the preferred stock (other than the Remarketed Preferred Stock, the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of which are set forth in Article Fourteenth) are as follows:

           A.   COMMON STOCK

                1. DIVIDENDS. Subject to law and to the preferences of the preferred stock, the holders of the common stock shall be entitled to receive dividends at such time and in such amounts as may be determined by the board of directors.

                2. VOTING. Except as provided by law and in or pursuant to this Article Fourth, the holders of the common stock shall have one vote for each share on each matter submitted to a vote of the stockholders of the Corporation.

                3. LIQUIDATION. In the event of any liquidation,  dissolution or winding up of the Corporation, whether voluntary or involuntary, after payment or provision for payment of the debts and other liabilities of the Corporation and the preferential amounts to which the holders of the preferred stock shall be entitled upon liquidation, the holders of the common stock shall be entitled to share in the remaining assets of the Corporation according to their respective interests.

           B.   PREFERRED STOCK

                1. AUTHORITY OF THE BOARD OF DIRECTORS TO ISSUE IN SERIES. The preferred stock may be issued from time to time in one or more series. All shares of any one series of preferred stock shall be identical except as to the respective dates of their issue, the dates from which dividends on shares of the series issued on different dates shall cumulate, dividend rates, dividend periods and dividend payment dates. Subject to the charter, authority is expressly granted to the board of directors to authorize the issue of one or more series of preferred stock, and to fix by resolution or resolutions providing for the issue of each such series the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemptions, of such series, to the full extent now or hereafter permitted by law, including but not limited to the following:

                     a. The number of shares of such series, which may subsequently be increased (except as otherwise provided by the resolution or resolutions of the board of directors providing for the issue of such series) or decreased (to a number not less than the number of shares then outstanding) by resolution or resolutions of the board of directors, and the distinctive designation of the series;

                     b. The  rates or  amounts,  the  periods,  and the times of payment, of dividends on shares of such series;

                     c. The voting powers, if any, of the holders of such series in addition to the voting powers provided by law and in this Article Fourth;

                     d. The terms and conditions,  if any, upon which the shares of such series shall be convertible into or exchangeable for shares of any other series, class or classes, or any other securities, to the full extent now or hereafter permitted by law;

                     e. The time or times during  which,  the price or prices at which, and the terms and conditions on which, the shares of such series may be redeemed by the Corporation;

                     f. The terms of any sinking fund to be applied to the purchase or redemption, or both, of shares of such series, and the terms and amount of any sinking fund payments and the manner of their application; and

                     g. The amount  which the  holders of each  series  shall be entitled to receive in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation.

      Except as stated above in this part 1, all shares of preferred stock shall be identical. All shares of preferred stock, regardless of series, shall be of equal rank, and there shall be no priority of one series over any other series in any payment of dividends nor upon any distribution of assets.

           2. DIVIDENDS. The holders of preferred stock of each series shall be entitled to receive, when and as declared by the board of directors, cumulative cash dividends at the rates or amounts, for the periods, and at the times, determined as, or in the manner, specified for such series by the board of directors as authorized in the preceding part 1.

           No dividends shall be paid or declared or set apart for payment on any share of preferred stock of any series for any dividend period unless at or prior to such time all dividends accumulated on all shares of preferred stock then outstanding shall have been declared through the most recently ended dividend period of the respective shares, and terminating on the same and any earlier date shall have been paid or declared and set apart for payment.

           3. VOTING. At any meeting of stockholders of the Corporation at which directors are to be elected, the holders of preferred stock of all series, voting separately as a single class, shall be entitled to elect two members of the board of directors, and the holders of common stock, voting separately as a single class, shall be entitled to elect the balance of the members of the board of directors.

           If at any time dividends on any outstanding preferred stock of any series shall be unpaid in an amount equal to two full years' dividends, the number of directors constituting the board of directors shall automatically be increased by the smallest number that, when added to the number of directors then constituting the board of directors, shall constitute a majority of such increased number, including the two directors elected by the holders of preferred stock pursuant to the preceding paragraph; and at a special meeting of stockholders which shall be called and held as soon as practicable, and at all subsequent meetings at which directors are to be elected, the holders of preferred stock of all series, voting separately as a single class, shall be entitled to elect the smallest number of additional directors of the Corporation who will constitute a majority of the total number of directors of the Corporation so increased. The terms of office of the persons who are directors at the time of that election shall continue. If the Corporation thereafter shall pay, or declare and set apart for payment, in full all dividends payable on all outstanding shares of preferred stock of all series for all past dividend periods, the voting rights stated in the preceding sentence shall cease, and the terms of office of all of the directors elected by the holders of preferred stock (but not of the directors elected by the holders of common stock) shall terminate automatically. A special meeting of stockholders shall be called and held as soon thereafter as practicable for the election of two directors by the holders of the preferred stock, as provided in the preceding paragraph; and at such meeting, and at all subsequent meetings of stockholders at which directors are to be elected, the holders of shares of preferred stock and of common stock shall have the right to elect the members of the board of directors as stated in the preceding paragraph, subject to the revesting of the rights of the holders of the preferred stock as provided in the first sentence of this paragraph in the event of any subsequent arrearage in the payment of two full years' dividends on the shares of preferred stock of any series.

           Any vacancy in the office of any director elected by the holders of shares of preferred stock may be filled by the remaining directors (or director) so elected or, if not so filled, by the holders of shares of preferred stock of all series, voting separately as a single class, at any meeting of stockholders for the election of directors held thereafter. A director elected by the holders of preferred stock or of common stock may be removed with or without cause, but only by action taken by the holders of at least 75% of the shares of preferred stock or of common stock, respectively, then entitled to vote in an election to fill that directorship.

           Except to the extent stated otherwise in this Article Fourth, the provisions of Article Sixth shall apply to this Article Fourth.

           4. LIQUIDATION. In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of preferred stock of each series shall be entitled to receive only such amount or amounts, including accumulated and unpaid dividends, as shall have been fixed by the charter or by the resolution or resolutions of the board of directors providing for the issue of such series. If, upon any such liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the assets of the
      Corporation available for distribution among the holders of all outstanding shares of preferred stock of all series should be insufficient to permit the payment in full to such holders of the amounts to which they are entitled, then such available assets shall be distributed among the holders of shares of preferred stock ratably in any such distribution of assets according to the respective amounts that would be payable on all such shares if all amounts thereon were paid in full. A consolidation or merger of the Corporation with or into one or more other corporations or a sale, lease or exchange of all or substantially all of the assets of the Corporation shall not be deemed to be a voluntary or involuntary liquidation, dissolution or winding up, within the meaning of this Article Fourth.

      C.   ALL STOCK

           1. SALE OF SHARES. The board of directors may authorize the sale and issuance from time to time of shares of stock, whether now or hereafter authorized, for such consideration as the board of directors considers advisable, but not less than par value, subject to such limitations as may be set forth in the charter of the Corporation, the bylaws, the General Laws of the State of Maryland, the Investment Company Act of 1940, and other applicable laws.

           2. FRACTIONAL SHARES. Except as may be provided otherwise by the board of directors in authorizing the issuance of a series of preferred stock, stock may be issued in fractions of whole shares, to which attach pro rata all of the rights of whole shares, including the right of voting and of receipt of dividends, except that there shall be no right of receipt of a certificate representing any fraction of a whole share.

           3. NO PREEMPTIVE RIGHTS. No holder of shares of the Corporation, whether now or hereafter authorized, shall be entitled as of right to acquire from the Corporation any shares of the Corporation, whether now or hereafter authorized.

      FIFTH. BYLAWS. The board of directors is authorized to adopt, alter and repeal the bylaws of the Corporation, except to the extent that the bylaws provide otherwise.

      SIXTH. BOARD OF DIRECTORS.

      1. The total number of directors constituting the board of directors of the Corporation shall be three, which number may be increased from time to time in accordance with the bylaws of the Corporation but shall not be less than three. No decrease in the number of directors shall have the effect of shortening the term of any director then in office.

      2. Beginning with the first annual meeting of shareholders held after the initial public offering of the shares of the Corporation ("the initial annual meeting"), the board of directors shall be divided into three classes: class I, class II, and class III. The terms of office of the classes of directors elected at the initial annual meeting shall expire at the times of the annual meetings of the stockholders as follows--class I in 1988, class II in 1989, and class III in 1990--or thereafter in each case when their respective successors are elected and qualified. At each subsequent annual election, the directors chosen to succeed those whose terms are expiring shall be identified as being of the same class as the directors whom they succeed, and shall be elected for a term expiring at the time of the third succeeding annual meeting of stockholders, or thereafter in each case when their respective successors are elected and qualified. The number of directorships shall be apportioned among the classes so as to maintain the classes as nearly equal in number as possible.

      3. Any vacancy occurring in the board of directors may be filled by a majority of the directors in office. A new directorship resulting from an increase in the number of directors shall be construed not to be a vacancy. Any director elected to fill a vacancy shall be in the same class and have the same remaining term as that of the predecessor.

      4. A director may be removed with or without cause, but only by action of the shareholders taken by the holders of at least 75% of the shares then entitled to vote in an election of directors.

      5. A majority of the total number of directors fixed in the bylaws shall be required to constitute a quorum at meetings of the board of directors.

      SEVENTH. MAJORITY VOTES OF STOCKHOLDERS. Notwithstanding any provision of the laws of the State of Maryland requiring approval by the stockholders of any action by the affirmative vote of a greater proportion than a majority of the votes entitled to be cast on the matter, any such action may be taken or authorized upon the concurrence of a majority of the number of votes entitled to be cast thereon.

      EIGHTH. INDEMNIFICATION. Each person who is or was a director or officer of the Corporation, and each person who serves or served at the request of the Corporation as a director or officer of another enterprise, shall be indemnified by the Corporation in accordance with, and to the fullest extent authorized by, the Maryland General Corporation Law as it may be in effect from time to time, provided that this section shall not protect any director or officer of the Corporation against any liability to the Corporation or to its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office; and provided further that this Article Eighth shall not apply as to any action, suit or proceeding brought by or on behalf of a director or officer without prior approval of the board of directors.

      NINTH. LIABILITY OF DIRECTORS AND OFFICERS. The directors and officers of the Corporation shall not be liable to the Corporation or to any of its stockholders or creditors because of any action taken by them in good faith, and in taking any such action the directors and officers shall be fully protected in relying in good faith upon the books of account of the Corporation or statements or reports prepared by any of its officials or employees or by others who they believe in good faith are qualified to make such statements or reports; provided that this sentence shall not protect any director or officer of the Corporation against any liability to the Corporation or to its stockholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

      TENTH. MERGER, SALE OF ASSETS, LIQUIDATION. Notwithstanding any other provisions of the charter of the Corporation, a favorable vote of the holders of at least 75% of the shares of the Corporation then entitled to be voted on the matter shall be required to approve, adopt or authorize (i) a merger or consolidation of the Corporation with any other corporation, (ii) a sale of all or substantially all of the assets of the Corporation (other than in the regular course of its investment activities), or (iii) a liquidation or dissolution of the Corporation, unless such action has previously been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of directors fixed in accordance with the bylaws.

      ELEVENTH. CONVERSION TO OPEN-END COMPANY. Notwithstanding any other provisions of the charter of the Corporation, at any time prior to January 1, 1992, a favorable vote of the holders of at least 75% of the shares of the Corporation entitled to be voted on the matter shall be required to approve, adopt or authorize an amendment to the charter of the Corporation that makes the common stock a redeemable security (as that term is defined in the Investment Company Act of 1940), unless such action has previously been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of directors fixed in accordance with the bylaws.

      TWELFTH. AMENDMENT OF CHARTER. The Corporation reserves the right to amend, alter, change or repeal any provision contained in its charter, in the manner now or hereafter prescribed by statute, and any rights conferred upon the stockholders are granted subject to this reservation. Notwithstanding any other provisions of the charter of the Corporation or the bylaws of the Corporation (and notwithstanding the fact that a lesser percentage may be specified by law or the charter or bylaws of the Corporation), the amendment or repeal of Article Sixth, Seventh,

Eighth, Ninth, Tenth, Eleventh or Twelfth of the charter of the Corporation shall require the affirmative vote of the holders of at least 75% of the shares then entitled to be voted on the matter.

      THIRTEENTH. LIMITATION OF LIABILITY. To the fullest extent permitted by Maryland statutory or decisional law, as amended or interpreted, no director or officer of the Corporation shall be personally liable to the Corporation or to its stockholders for money damages; provided, however, that this Article Thirteenth shall not protect any director or officer of the Corporation against any liability to the Corporation or to its stockholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. No amendment of the charter of the Corporation or repeal of any of its provisions shall limit or eliminate the benefits provided to directors and officers under this provision in connection with any act or omission that occurred prior to such amendment or repeal.

      FOURTEENTH. REMARKETED PREFERRED STOCK. The number of shares, preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, of the Remarketed Preferred Stock, Series A; Remarketed Preferred Stock, Series B; Remarketed Preferred Stock, Series C; Remarketed Preferred Stock, Series D; and Remarketed Preferred Stock, Series E are as set forth in this Article
Fourteenth:

                                   DESIGNATION

      SERIES A: A series of 1,000 shares of preferred stock, par value $.001 per share, liquidation preference $100,000 per share plus accumulated but unpaid dividends, if any, thereon (whether or not earned or declared), is designated "Remarketed Preferred Stock, Series A." Each share of Remarketed Preferred Stock, Series A shall be issued on a date to be determined by the Board of Directors of the Corporation or a duly authorized committee thereof; have an Initial Dividend Payment Date (as herein defined) to be determined by the Board of Directors of the Corporation or a duly authorized committee thereof; be redeemed (unless such share shall have been otherwise redeemed pursuant to paragraph 4 of Part I of this Article Fourteenth) by the Corporation on a date to be determined by the Board of Directors of the Corporation or a duly authorized committee thereof at a redemption price of $100,000 per share plus accumulated but unpaid dividends to the date fixed for redemption (whether or not earned or declared); and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Charter applicable to preferred stock of the Corporation, as are set forth in Part I and Part II of this Article Fourteenth. The Remarketed Preferred Stock, Series A shall constitute a separate series of preferred stock of the Corporation, and each share of Remarked Preferred Stock, Series A shall be identical except as provided in paragraph 4 of Part I of this Article Fourteenth.

      SERIES B: A series of 1,000 shares of preferred stock, par value $.001 per share, liquidation preference $100,000 per share plus accumulated but unpaid dividends, if any, thereon (whether or not earned or declared), is designated "Remarketed Preferred Stock, Series B." Each share of Remarketed Preferred Stock, Series B shall be issued on a date to be determined by the Board of Directors of the Corporation or a duly authorized committee thereof; have an Initial Dividend Payment Date (as herein defined) to be determined by the Board of Directors of the Corporation or a duly authorized committee thereof; be redeemed (unless such share shall have been otherwise redeemed pursuant to paragraph 4 of Part I of this Article Fourteenth) by the Corporation on a date to be determined by the Board of Directors of the Corporation or a duly authorized committee thereof at a redemption price of $100,000 per share plus accumulated but unpaid dividends to the date fixed for redemption

(whether or not earned or declared); and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Charter applicable to preferred stock of the Corporation, as are set forth in Part I and Part II of this Article Fourteenth. The Remarketed Preferred Stock, Series B shall constitute a separate series of preferred stock of the Corporation, and each share of Remarketed Preferred Stock, Series B shall be identical except as provided in paragraph 4 of Part I of this Article Fourteenth.

      SERIES C: A series of 1,000 shares of preferred stock, par value of $.001 per share, liquidation preference $100,000 per share plus accumulated but unpaid dividends, if any, thereon (whether or not earned or declared), is designated "Remarketed Preferred Stock, Series C." Each share of Remarketed Preferred Stock, Series C shall be issued on a date to be determined by the Board of Directors of the Corporation or a duly authorized committee thereof; have an Initial Dividend Payment Date (as herein defined) to be determined by the Board of Directors of the Corporation or a duly authorized committee thereof; be redeemed (unless such share shall have been otherwise redeemed pursuant to paragraph 4 of Part I of this Article Fourteenth) by the Corporation on a date to be determined by the Board of Directors of the Corporation or a duly authorized committee thereof at a redemption price of $100,000 per share plus accumulated but unpaid dividends to the date fixed for redemption (whether or not earned or declared); and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Charter applicable to preferred stock of the Corporation, as are set forth in Part I and Part II of this Article Fourteenth. The Remarketed Preferred Stock, Series C shall constitute a separate series of preferred stock of the Corporation, and each share of Remarketed Preferred Stock, Series C shall be identical except as provided in paragraph 4 of Part I of this Article Fourteenth.

      SERIES D: A series of 1,000 shares of preferred stock, par value $.001 per share, liquidation preference $100,000 per share plus accumulated but unpaid dividends, if any, thereon (whether or not earned or declared), is designated "Remarketed Preferred Stock, Series D." Each share of Remarketed Preferred Stock, Series D shall be issued on a date to be determined by the Board of Directors of the Corporation or a duly authorized committee thereof; have an Initial Dividend Payment Date (as herein defined) to be determined by the Board of Directors of the Corporation or a duly authorized committee thereof; be redeemed (unless such share shall have been otherwise redeemed pursuant to paragraph 4 of Part I of this Article Fourteenth) by the Corporation on a date to be determined by the Board of Directors of the Corporation or a duly authorized committee thereof at a redemption price of $100,000 per share plus accumulated but unpaid dividends to the date fixed for redemption (whether or not earned or declared); and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Charter applicable to preferred stock of the Corporation, as are set forth in Part I and Part II of this Article Fourteenth. The Remarketed Preferred Stock, Series D shall constitute a separate series of preferred stock of the Corporation, and each share of Remarketed Preferred Stock, Series D shall be identical except as provided in paragraph 4 of Part I of this Article Fourteenth.

      SERIES E: A series of 1,000 shares of preferred stock, par value $.001 per share, liquidation preference $100,000 per share plus accumulated but unpaid dividends, if any, thereon (whether or not earned or declared), is designated "Remarketed Preferred Stock, Series E." Each share of Remarketed Preferred Stock, Series E shall be issued on a date to be determined by the Board of Directors of the Corporation or a duly authorized committee thereof; have an Initial Dividend Payment Date (as herein defined) to be determined by the Board of Directors of the Corporation or a duly authorized committee thereof; be redeemed (unless such share shall have been otherwise redeemed pursuant to paragraph 4 of Part I of this Article Fourteenth) by the Corporation on a date to be determined by the Board of Directors of the Corporation of a duly authorized committee thereof at a redemption price of $100,000 per share plus accumulated but unpaid dividends to the date fixed for redemption (whether or not earned or declared); and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Charter applicable to preferred stock of the Corporation, as are set forth in Part I and Part II of this Article Fourteenth. The Remarketed Preferred Stock, Series E shall constitute a separate series of preferred stock of the Corporation, and each share of Remarketed Preferred Stock, Series E shall be identical except as provided in paragraph 4 of Part I of this Article Fourteenth.

                                     PART I.
                                     -------

      1. DEFINITIONS. Unless the context or use indicates another or different meaning or intent, the following terms shall have the following meanings for purposes of this Article Fourteenth, whether used in the singular or plural:

           "`AA' Composite Commercial Paper Rate," on any date, means (i) the Interest Equivalent of the rate on commercial paper placed for the number of days specified in the succeeding sentence on behalf of issuers whose corporate bonds are rated "AA" by S&P and "Aa" by Moody's, or the equivalent of such rating by another nationally recognized statistical rating organization, as such rate is made available by the Federal Reserve Bank of New York on a discount basis or otherwise for the Business Day immediately preceding such date, or (ii) if the Federal Reserve Bank of New York does not make available such a rate, then the arithmetic average of the Interest Equivalent of such rates on commercial paper placed on behalf of such issuers, as quoted on a discount basis or otherwise by the Commercial Paper Dealers to the Remarketing Agent for the close of business on the Business Day immediately preceding such date. In respect of any Dividend Period (determined without regard to any adjustment in the remarketing schedule in respect of non-Business Days, as provided herein), the "AA" Composite Commercial Paper Rate shall be the Interest Equivalent of the 60-day rate. If any Commercial Paper Dealer does not quote a rate required to
determine  the  "AA"  Composite   Commercial  Paper  Rate,  the  "AA"  Composite
Commercial Paper Rate shall be determined on the basis of the quotation or quotations furnished by the remaining Commercial Paper Dealer or Dealers or, if none of the Commercial Paper Dealers quotes such a rate, by any Substitute Commercial Paper Dealer or Dealers selected by the Corporation to provide such rate or rates not being supplied by any Commercial Paper Dealer.

           "Accountant's Confirmation" has the meaning set forth in paragraph 8(a) (iii) of this Part I.

           "Agent Member" means a designated member of the Securities Depository that will maintain records for a Beneficial Owner of shares of RP and that will be authorized and instructed to disclose information to the Remarketing Agent and the Paying Agent with respect to such Beneficial Owner.

           "Annual Valuation Date" means, for so long as any shares of RP are outstanding, December 31 of each year, or, if such day is not a Valuation Date, the next preceding Valuation Date.

           "Applicable Dividend Rate" means, with respect to the Initial Dividend Period, the rate of cash dividend per annum established by the Board of Directors and, for each subsequent Dividend Period, means the rate of cash dividend per annum that (i) except for a Dividend Period commencing during a Non-Payment Period, will be equal to the lower of the rate of cash dividend per annum that the Remarketing Agent advises results on the Dividend Reset Date preceding the first day of such Dividend Period from implementation of the remarketing procedures set forth in Part II hereof and the Maximum Dividend Rate or (ii) for each Dividend Period commencing during a Non-Payment Period, will be equal to the Non-Payment Period Rate.

           "Applicable Percentage" has the meaning set forth under "Maximum Dividend Rate" below.

           "Authorized Newspaper" means a newspaper of general circulation in the English language generally published on Business Days in The City of New York.

           "Beneficial Owner" means a person that is listed as the beneficial owner of one or more shares of RP in the records of the Paying Agent or, with respect to any share not registered in the name of the Securities Depository on the stock transfer books of the Corporation, the person in whose name such share is so registered.

           "Board of Directors" means the Board of Directors of the Corporation.

           "Business Day" means a day on which the New York Stock Exchange, Inc. is open for trading, and is not a day on which banks in The City of New York are authorized or obligated by law to close.

           "Charter" means the charter of the Corporation.

           "Code" means the Internal Revenue Code of 1986, as amended from time to time.

           "Commercial Paper Dealers" means Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") and such other Commercial Paper Dealer or Dealers as the Corporation may from time to time appoint, or, in lieu of any thereof, their respective affiliates or successors.

           "Common Stock" means the common stock, par value $.001 per share, of the Corporation.

           "Corporation"   means  DNP  Select   Income  Fund  Inc.,  a  Maryland
corporation and the issuer of the shares of RP.

           "Date of Original Issue" means, with respect to any share of RP, the date on which the Corporation originally issues such share.

           "Discount Factor" means a Moody's Discount Factor (if Moody's is then rating the RP), an S&P Discount Factor (if S&P is then rating the RP) or a Substitute Rating Agency Discount Factor (if a Substitute Rating Agency is then rating the RP), as the case may be.

           "Discounted Value," with respect to any asset held by the Corporation as of any date, means the Moody's Discounted Value of such asset (if Moody's is then rating the RP), the S&P Discounted Value of such asset (if S&P is then rating the RP) or a Substitute Rating Agency Discounted Value of such asset (if a Substitute Rating Agency is then rating the RP), as the case may be.

           "Dividend Payment Date" means the day after the last day of the applicable Dividend Period; provided that, if any such date shall not be a Business Day, the Dividend Payment Date shall be the Business Day next succeeding such day.

           "Dividend Period" means, with respect to any share of RP, the Initial Dividend Period for such share and thereafter a period which shall commence on each (but not the final) Dividend Payment Date for such share (which, except during a Non-Payment Period, shall be a Settlement Date for such share). Each such subsequent Dividend Period for such share will comprise, beginning with and including the day upon which it commences, 49 consecutive days (or such other number of consecutive days as are specified by the Board of Directors in the event of a change in law altering the Minimum Holding Period, as provided herein). Notwithstanding the foregoing, any adjustment of the remarketing schedule by the Remarketing Agent which includes an adjustment of a Settlement Date shall lengthen or shorten the related Dividend Period by causing it to end on and include the day before the Settlement Date as so adjusted.

           "Dividend Reset Date" means any date on which the  Remarketing  Agent
(i)  determines the Applicable  Dividend Rate for the ensuing  Dividend  Period,
(ii) notifies holders, purchasers and tendering holders of shares of RP by telephone, telex or otherwise of the results of the Remarketing and (iii) announces such Applicable Dividend Rate.

           "Dividends-Received   Deduction"  means  the  deduction   allowed  to
corporate holders of certain preferred stock with respect to dividends received on such stock by Section 243(a)(1) of the Code, or any successor thereto.

           "Eligible Asset" means a Moody's Eligible Asset (if Moody's is then rating the RP), an S&P Eligible Asset (if S&P is then rating the RP) or a Substitute Rating Agency Eligible Asset (if a Substitute Rating Agency is then rating the RP), as the case may be.

           "Holder" means, with respect to any share of RP, unless the context otherwise requires, the person whose name appears on the stock transfer books of the Corporation as the registered holder of such share.

           "Independent Accountant" means a nationally recognized accountant, or firm of accountants, that is with respect to the Corporation an independent public accountant or firm of independent public accountants under the Securities Act of 1933, as amended.

           "Initial Dividend Period" means, with respect to any share of RP, the period commencing on and including the Date of Original Issue of such share and ending on the day prior to the Initial Dividend Payment Date.

           "Interest Equivalent" means a yield on a 360-day basis of a discount basis security which is equal to the yield on an equivalent interest-bearing security.

           "Investment Company Act" means the Investment Company Act of 1940, as amended from time to time.

           "Investment Company Act Preferred Stock Asset Coverage" means asset coverage, as defined in section 18(h) of the Investment Company Act, of at least 200% of the aggregate liquidation preference with respect to all outstanding senior securities of the Corporation which are stock, including all outstanding shares of Preferred Stock (or such other asset coverage as may be specified in or under the Investment Company Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of paying dividends on its common stock).

           "Investment Company Act Cure Date," with respect to the failure by the Corporation to maintain the Investment Company Act Preferred Stock Asset Coverage (as required by paragraph 7 of this Part I) as of the last day of each month, means the last Business Day of the following such month.

           "Market Value" means the Moody's Market Value (if Moody's is then rating the RP), the S&P Market Value (if S&P is then rating the RP) or a Substitute Rating Agency Market Value (if a Substitute Rating Agency is then rating the RP), as the case may be.

           "Maximum Dividend Rate" for any Dividend Period at any Dividend Reset Date shall apply to a cash dividend, and be the Applicable Percentage of the applicable "AA" Composite Commercial Paper Rate. The Applicable Percentage shall vary with the lower of the credit rating or ratings assigned to the shares of RP by Moody's and S&P (or if Moody's or S&P or both shall not make such rating available, the equivalent of either or both of such ratings by a Substitute Rating Agency or two Substitute Rating Agencies or, in the event that only one such rating shall be available, such rating) on each Dividend Reset Date as follows:

                 CREDIT RATINGS APPLICABLE
       ----------------------------------------------
              MOODY'S                     S&P                   PERCENTAGE
       --------------------      --------------------         --------------
          "aa3" or higher            AA- or higher                  150%
           "a3" to "a1"                A- to A+                     175%
         "baa3" to "baa1"            BBB- to BBB+                   200%
           Below "baa3"               Below BBB-                    225%

           Notwithstanding the foregoing, the Board of Directors shall have the authority from time to time to change the Applicable Percentage associated with any of the above credit rating categories to a level below or equal to the percentage set forth in the table above, provided that the Board of Directors determines and the Rating Agencies advise the Corporation in writing that such change will not adversely affect their then-current ratings on the RP. The Remarketing Agent shall round each applicable Maximum Dividend Rate to the nearest one-thousandth (0.001) of one percent per annum, with any such number ending in five ten-thousandths (0.0005) of one percent being rounded upwards to the nearest one-thousandth (0.001) of one percent. The Remarketing Agent shall not round the applicable "AA" Composite Commercial Paper Rate as part of their calculation of any Maximum Dividend Rate.

           "Minimum Holding Period" means 46 days or such other minimum holding period required for corporate taxpayers to be entitled to the Dividends-Received Deduction as provided in Section 246(c) of the Code or any successor thereto.

           "Moody's" means Moody's Investors Service, Inc.; and includes any successor thereto.

           "Moody's Discounted Value," with respect to any asset held by the Corporation as of any date, means, except as may be otherwise provided in the definition of "Discounted Value" set forth in the Moody's Guidelines, the quotient of the Moody's Market Value of such asset divided by the applicable Moody's Discount Factor; provided, however, that any asset as to which there is no Moody's Discount Factor shall have a Moody's Discounted Value of zero.

           "Moody's Discount Factors" means the discount factors set forth in the Moody's Guidelines for use in calculating the Moody's Discounted Value of the Corporation's assets in connection with Moody's rating of the RP.

           "Moody's Eligible Assets" means assets of the Corporation set forth in the Moody's Guidelines as "Eligible Assets" for purposes of determining maintenance of the Moody's Preferred Stock Basic Maintenance Amount in connection with Moody's rating of the RP.

           "Moody's Guidelines" means that certain document entitled "Moody's Preferred Stock Guidelines" and adopted by the Board of Directors as of the date hereof; provided, however, that any of the provisions of said document may from time to time be amended, altered or repealed by the Board of Directors in its sole discretion, without any vote or consent of shareholders of the Corporation, based on a determination by the Board of Directors that such action is necessary or appropriate in connection with obtaining or maintaining the rating assigned by Moody's to the RP or revising the Corporation's investment restrictions or policies consistent with guidelines adopted by Moody's, and any such amendment, alteration or repeal will not be deemed to affect the preferences, rights or powers of the RP or the Holders thereof, provided that the Board of Directors receives written confirmation from Moody's that any such amendment, alteration or repeal would not adversely affect the rating then assigned by Moody's to the RP.

           "Moody's Market Value," with respect to any asset of the Corporation, means the amount set forth in the Moody's Guidelines as the "Market Value" of such asset.

           "Moody's Preferred Stock Basic Maintenance Amount" means the amount set forth in the Moody's Guidelines as the "Preferred Stock Basic Maintenance Amount."

           "Non-Payment Period" means any period beginning on and including the day on which the Corporation shall fail to (i) declare, prior to 12:00 noon, New York City time, on the second Business Day preceding any Dividend Payment Date for any shares of RP, for payment on such Dividend Payment Date to the Beneficial Owners of such shares of RP as of 12:00 noon, New York City time, on the Business Day preceding such Dividend Payment Date, the full amount of any dividend on such shares of RP payable on such Dividend Payment Date or (ii) deposit, irrevocably in trust, in same-day funds, with the Paying Agent by 12:00 noon, New York City time, (A) on any Dividend Payment Date the full amount of any declared cash dividend (whether or not earned) payable on such Dividend Payment Date or (B) on any redemption date for any shares of RP, the redemption price of such shares of $100,000 per share plus the full amount of any cash dividends thereon (whether or not earned or declared) accumulated but unpaid to such redemption date after a Notice of Redemption with respect to such shares of RP has been given pursuant to paragraph 4(e) of Part I hereof, and ending on and including the Business Day on which, by 12:00 noon, New York City time, all unpaid cash dividends and unpaid redemption prices shall have been so deposited or shall have otherwise been made available to Beneficial Owners in same-day funds; provided that a Non-Payment Period shall not end during the first seven days thereof unless the Corporation shall have given at least three days' written notice to the Paying Agent, the Remarketing Agent and the Securities Depository and thereafter shall not end unless the Corporation shall have given at least fourteen days' written notice to the Paying Agent, the Remarketing Agent, the Securities Depository and all Beneficial Owners.

           "Non-Payment Period Rate" means, initially, 225% of the applicable "AA" Composite Commercial Paper Rate, provided that the Board of Directors shall have the authority to adjust, modify, alter or change from time to time the initial Non-Payment Period Rate if the Board of Directors determines and the Rating Agencies advise the Corporation in writing that such adjustment, modification, alteration or change will not adversely affect their then-current ratings on the RP.

           "Notice  of  Redemption"   means  any  notice  with  respect  to  the
redemption of shares of RP pursuant to paragraph 4 of this Part I.

           "Other Preferred Stock" means Preferred Stock other than the RP.

           "Other RP" means remarketed preferred stock of the Corporation, if any, other than the RP. For the avoidance of doubt, "Other RP" shall not include any shares of Preferred Stock issued pursuant to a registration statement that was filed with the Securities and Exchange Commission on or after June 13, 1989.

           "Paying Agent" means The Bank of New York, or any successor company or entity, which has entered into a Paying Agent Agreement with the Corporation to act for the Corporation, among other things, as the transfer agent, registrar, dividend and redemption price disbursing agent, settlement agent and agent for certain notifications in connection with the shares of RP in accordance with such agreement.

           "Paying Agent Agreement" means an agreement to be entered into between the Corporation and the Paying Agent.

           "Preferred Stock" means the preferred stock, par value $.001 per share, of the Corporation, and includes the RP and Other Preferred Stock.

           "Preferred Stock Basic Maintenance Amount" means the Moody's Preferred Stock Basic Maintenance Amount (if Moody's is then rating the RP), the S&P Preferred Stock Basic Maintenance Amount (if S&P is then rating the RP) or a Substitute Rating Agency Basic Maintenance Amount (if a Substitute Rating Agency is then rating the RP), as the case may be.

           "Preferred Stock Basic Maintenance Cure Date," with respect to the failure by the Corporation to satisfy any Preferred Stock Basic Maintenance Amount (as required by paragraph 8 of this Part I) as of a given Valuation Date, means the eighth Business Day following such Valuation Date.

           "Preferred Stock Basic Maintenance Report" means a report signed by the President, Treasurer or any Senior Vice President or Vice President of the Corporation which sets forth, as of any Valuation Date, the assets of the Corporation, the Market Value and the Discounted Value thereof (seriatim and in aggregate) and each Preferred Stock Basic Maintenance Amount.

           "Rating Agencies" means S&P and Moody's for so long as S&P and Moody's issue ratings for the RP, and, at such time as S&P and/or Moody's no longer issues a rating for the RP, the Substitute Rating Agency or Substitute Rating Agencies, as the case may be.

           "Remarketing" means each periodic operation of the process for remarketing shares of RP as described in Part II hereof.

           "Remarketing Agent" means MLPF&S and any additional or successor companies or entities which have entered into an agreement with the Corporation to carry out the remarketing procedures for the purpose of determining the Applicable Dividend Rates.

           "Right" has the meaning set forth in paragraph 3(k) of this Part I.

           "RP" means either the Remarketed Preferred Stock, Series A; the Remarketed Preferred Stock, Series B; the Remarketed Preferred Stock, Series C; the Remarketed Preferred Stock, Series D; or the Remarketed Preferred Stock, Series E.

           "S&P" means Standard & Poor's, a division of The McGraw-Hill Companies, Inc. and includes any successor thereto.

           "S&P Discounted Value," with respect to any asset held by the Corporation as of any date, means, except as may be otherwise provided in the definition of "Discounted Value" set forth in the S&P Guidelines, the quotient of the S&P Market Value of such asset divided by the applicable S&P Discount Factor; provided, however, that any asset as to which there is no S&P Discount Factor shall have an S&P Discounted Value of zero.

           "S&P Discount Factors" means the discount factors set forth in the S&P Guidelines for use in calculating the S&P Discounted Value of the Corporation's assets in connection with S&P's rating of the RP.

           "S&P Eligible Assets" means assets of the Corporation set forth in the S&P Guidelines as "Eligible Assets" for purposes of determining maintenance of the S&P Preferred Stock Basic Maintenance Amount in connection with S&P's rating of the RP.

           "S&P Guidelines" means that certain document entitled "Standard & Poor's Preferred Stock Guidelines" and adopted by the Board of Directors as of the date hereof; provided, however, that any of the provisions of said document may from time to time be amended, altered or repealed by the Board of Directors in its sole discretion, without any vote or consent of shareholders of the Corporation, based on a determination by the Board of Directors that such action is necessary or appropriate in connection with obtaining or maintaining the rating assigned by S&P to the RP or revising the Corporation's investment restrictions or policies consistent with guidelines adopted by S&P, and any such amendment, alteration or repeal will not be deemed to affect the preferences, rights or powers of the RP or the Holders thereof, provided that the Board of Directors receives written confirmation from S&P that any such amendment, alteration or repeal would not adversely affect the rating then assigned by S&P to the RP.

           "S&P Market Value," with respect to any asset of the Corporation, means the amount set forth in the S&P Guidelines as the "Market Value" of such asset.

           "S&P Preferred Stock Basic Maintenance Amount" means the amount set forth in the S&P Guidelines as the "Preferred Stock Basic Maintenance Amount."

           "Securities Depository" means The Depository Trust Company, a securities depository, or any successor company or other entity selected by the Corporation for the shares of RP that agrees to follow the procedures required to be followed by such securities depository in connection with the shares of RP.

           "Service" means the Internal Revenue Service.

           "Settlement Date" means any date on which (i) a new Dividend Period begins, and (ii) shares of RP which have been tendered and sold in a Remarketing are delivered through the Securities Depository.

           "Substitute   Commercial   Paper  Dealers"   means  such   Substitute
Commercial Paper Dealer or Dealers as the Corporation may from time to time appoint or, in lieu of any thereof, their respective affiliates or successors.

           "Substitute Rating Agency" and "Substitute Rating Agencies" mean a nationally recognized statistical rating organization or two nationally recognized statistical rating organizations, respectively, selected by the Corporation to act as the substitute rating agency or substitute rating agencies, as the case may be, to determine the credit ratings of the shares of RP.

           "Substitute Rating Agency Discounted Value," with respect to any Substitute Rating Agency and any asset held by the Corporation as of any date, means, except as may be otherwise provided in the definition of "Discounted Value" set forth in the Substitute Rating Agency Guidelines applicable to such Substitute Rating Agency, the quotient of the Substitute Rating Agency Market Value of such asset applicable to such Substitute Rating Agency divided by the Substitute Rating Agency Discount Factor applicable to such Substitute Rating Agency and such asset; provided, however, that any asset as to which there is no Substitute Rating Agency Discount Factor applicable to such Substitute Rating Agency and such asset shall have a Substitute Rating Agency Discounted Value of zero.

           "Substitute Rating Agency Discount Factors" means the discount factors set forth in the Substitute Rating Agency Guidelines applicable to a Substitute Rating Agency for use in calculating the Substitute Rating Agency Discounted Value of the Corporation's assets in connection with such Substitute Rating Agency's rating of the RP.

           "Substitute Rating Agency Eligible Assets," with respect to any Substitute Rating Agency, means assets of the Corporation set forth in the Substitute Rating Agency Guidelines applicable to such Substitute Rating Agency as "Eligible Assets" for purposes of determining maintenance of the Substitute Rating Agency Preferred Stock Basic Maintenance Amount in connection with such Substitute Rating Agency's rating of the RP.

           "Substitute Rating Agency Guidelines" means any document adopted by the Board of Directors, in connection with the selection of a Substitute Rating Agency, setting forth the guidelines supplied by such Substitute Rating Agency in connection with its assignment of a rating to the RP; provided, however, that any of the provisions of said document may from time to time be amended, altered or repealed by the Board of Directors in its sole discretion, without any vote or consent of shareholders of the Corporation, based on a determination by the Board of Directors that such action is necessary or appropriate in connection with obtaining or maintaining the rating assigned by such Substitute Rating Agency to the RP or revising the Corporation's investment restrictions or policies consistent with guidelines adopted by such Substitute Rating Agency, and any such amendment, alteration or repeal will not be deemed to affect the preferences, rights or powers of the RP or the Holders thereof, provided that the Board of Directors receives written confirmation from such Substitute Rating Agency that any such amendment, alteration or repeal would not adversely affect the rating then assigned by such Substitute Rating Agency to the RP.

           "Substitute Rating Agency Market Value," with respect to any Substitute Rating Agency and any asset of the Fund, means the amount set forth as the "Market Value" of such asset in the Substitute Rating Agency Guidelines applicable to such Substitute Rating Agency.

           "Substitute Rating Agency Preferred Stock Basic Maintenance Amount," with respect to any Substitute Rating Agency, means the amount set forth as the "Preferred Stock Basic Maintenance Amount" in the Substitute Rating Agency Guidelines applicable to such Substitute Rating Agency.

           "Tender and Dividend Reset" means the process pursuant to which shares of RP may be tendered or deemed tendered in a Remarketing or held and become subject to the new Applicable Dividend Rate determined by the Remarketing Agency in such Remarketing.

           "Tender Date" means any date on which (i) each holder of shares of RP must provide to the Remarketing Agent irrevocable telephonic notice of intent to tender shares of RP in a Remarketing, and (ii) such Remarketing formally commences.

           "Valuation Date" means the last Business Day of each week, or such other date as the Corporation and the Rating Agencies may agree upon for purposes of determining the Preferred Stock Basic Maintenance Amount.

           "Voting  Period" has the meaning set forth in paragraph  6(b) of this
Part I.

      2. FRACTIONAL SHARES. No fractional shares of RP shall be issued or recognized by the Corporation.

      3. DIVIDENDS. (a) The Holders as of 12:00 noon, New York City time, on the Business Day preceding the applicable Dividend Payment Dates, shall be entitled to receive, when, as and if declared by the Board of Directors, out of funds legally available therefor, cumulative dividends each consisting of (i) cash at the Applicable Dividend Rate and (ii) a Right to receive cash determined as set forth in paragraph 3(k) below and payable as set forth therein. The Board of Directors shall designate, in accordance with the applicable provisions of the Code, the cash dividends on the shares of RP so declared and paid or payable and on the shares of Other RP declared and payable for any fiscal year as qualifying for the Dividends-Received Deduction in an amount equal to the lesser of (i) the amount of the Corporation's income for such fiscal year which qualifies for the Dividends-Received Deduction, or (ii) the amount of such cash dividends.

           (b) Dividends on shares of RP shall accumulate from their Date of Original Issue and will be payable, when, as and if declared by the Board of Directors, on each Dividend Payment Date.

           (c) Each declared dividend, including each Right, shall be payable on the applicable Dividend Payment Date to the Holder or Holders of such shares of RP as set forth in paragraph 3(a). Dividends on any share in arrears for any past Dividend Payment Date may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holder of such share on a date not exceeding five Business Days preceding the payment date thereof, as may be fixed by the Board of Directors. Any dividend payment made on any share of RP shall first be credited against the earliest dividends accumulated but unpaid (whether or not earned) with respect to such share.

           (d) Neither Holders nor Beneficial Owners of shares of RP shall be entitled to any dividends on the shares of RP, whether payable in cash, property or stock, in excess of full cumulative dividends (including Rights) thereon. Except as provided in paragraph 3(h) or 3(k) of this Part I, neither Holders nor Beneficial Owners of shares of RP shall be entitled to any interest, or other additional amount, on any dividend payment (including Rights) on any share of RP which may be in arrears.

           (e) Except as otherwise provided herein, the Applicable Dividend Rate on each share of RP for each Dividend Period with respect to such share shall be equal to the rate per annum that results from implementation of the remarketing procedures described in Part II hereof.

           (f) The amount of cash dividends for shares of RP payable (if declared) on each Dividend Payment Date shall be computed by the Corporation by multiplying the Applicable Dividend Rate in effect with respect to cash dividends payable on such share on such Dividend Payment Date by a fraction the numerator of which shall be the number of days such share was outstanding from and including its Date of Original Issue or the preceding Dividend Payment Date on which a cash dividend was paid, as the case may be, to and including the last day of such Dividend Period, and the denominator of which shall be 360, and then multiplying the percentage so obtained by $100,000.

           (g) No later than by 12:00 noon, New York City time, on each Dividend Payment Date, the Corporation shall deposit in same-day funds with the Paying Agent the full amount of any dividend declared and payable on such Dividend Payment Date on any share of RP. For the purposes of the foregoing, payment in New York Clearing House (next-day) funds at any time on any Business Day shall be considered equivalent to payment in same-day funds on the next Business Day at the same time, and any payment made after 12:00 noon, New York City time, on any Business Day shall be considered to have been made instead in the form of funds before 12:00 noon, New York City time, on the next Business Day.

           (h) The Applicable Dividend Rate for each Dividend Period commencing during a Non-Payment Period shall be equal to the Non-Payment Period Rate.

           (i) Except during a Non-Payment Period, by 1:00 p.m. on the Tender Date at the end of the Initial Dividend Period and by 1:00 p.m. on the Tender Date at the end of each subsequent Dividend Period, the Beneficial Owner of a share of RP may elect to tender such share or to hold such share for the next Dividend Period. If the Beneficial Owner of such share of PR fails to elect to tender or hold such share by 1:00 p.m. on such Tender Date, such Beneficial Owner shall continue to hold such share at the Applicable Dividend Rate determined in such Remarketing for the next Dividend Period; provided that, if there is no Remarketing Agent, the Remarketing Agent does not conduct a Remarketing or the Remarketing Agent is unable to remarket in such Remarketing all shares of RP tendered to it at a price of $100,000 per share, then such Beneficial Owner shall hold such share for the next Dividend Period and the Applicable Dividend Rate therefor shall be the Maximum Dividend Rate.

           (j) In the event of a change in law altering the Minimum Holding Period, the Board of Directors may increase or decrease the period of time between Dividend Payment Dates so as to adjust uniformly the number of days in any Dividend Period commencing after the date of such change in law to equal or exceed the then current Minimum Holding Period; provided that, the number of days for any Dividend Period as so adjusted shall not exceed 98 and shall be evenly divisible by seven (except as required from time to time by adjustments in the remarketing schedule as provided herein). Upon any such adjustment by the Board of Directors, the Corporation shall notify the Remarketing Agent and the Paying Agent, and the Paying Agent shall in turn notify the Securities Depository, of such adjustment; provided that, during a Non-Payment Period, the Corporation also shall notify the Beneficial Owners of shares of RP directly of such adjustment.

           (k) Each dividend shall consist of (i) cash at the Applicable Dividend Rate and (ii) a right (a "Right") to receive cash (as determined below). Each Right shall thereafter be independent of the share or shares of RP on which the dividend was paid. The Corporation shall cause to be maintained a record of each Right received by the respective Holders. The Corporation shall not be required to recognize any transfer of a Right. If all or any part of the cash dividends on the shares of RP during any fiscal year does not qualify for the Dividends-Received Deduction ("Nonqualifying Distributions") because (i) the Corporation does not have income for such fiscal year eligible for the Dividends-Received Deduction at least equal to the dividends paid on the RP and the Other RP for such year, or (ii) the Corporation does not properly designate dividends on the RP as being eligible for the Dividends-Received Deduction, the applicable Rights shall entitle the holders thereof ("Right Holders") to additional cash (as set forth below), and the Corporation will, within 270 days after the end of such fiscal year, provide notice thereof to the Paying Agent. The Paying Agent will mail a copy of such notice to each Right Holder at the address set forth for such Right Holder in the records of the Paying Agent as promptly as practicable after its receipt of such notice from the Corporation. The Corporation will within 30 days after such notice is given to the Paying Agent pay to the Paying Agent (who will then distribute to Right Holders), out of funds legally available therefor, cash in satisfaction of the applicable Rights in an amount specified below with respect to all Nonqualifying Distributions made during such fiscal year.

           Cash payable pursuant to a Right shall be paid to the Right Holder thereof in an amount which, when taken together with the aggregate Nonqualifying Distributions paid to such Right Holder during any fiscal year, would cause such Right Holder's net yield in dollars (after Federal income tax consequences) from the aggregate of both the Nonqualifying Distributions and the cash receivable pursuant to such Right to be equal to the net yield in dollars (after Federal income tax consequences) which would have been received by such Right Holder if the amount of the aggregate Nonqualifying Distributions would have qualified for the Dividends-Received Deduction in the hands of such Right Holder. Such cash receivable on such Right shall be calculated without consideration being given to the time value of money and using the applicable maximum marginal corporate Federal tax rate in effect at the time such Right was declared.

           The Corporation may estimate the amount payable in respect of any Right and pay all or any portion of such estimated amount prior to the end of the fiscal year in which such Right was declared.

      If,  for any  fiscal  year,  all  cash  dividends  paid at the  Applicable
Dividend Rate on the shares of RP are eligible in full for the Dividends-Received Deduction, then the amount payable to holders of Rights applicable to that year shall be zero.

      4. REDEMPTION. Shares of RP shall be redeemable by the Corporation as provided below:

(a) To the extent permitted under the Investment Company Act and Maryland law, the Corporation at its option, upon giving a Notice of Redemption, may redeem shares of RP, in whole or in part, on the next succeeding scheduled Dividend Payment Date, out of funds legally available therefor, at a redemption price equal to $100,000 per share plus an amount equal to cash dividends thereon (whether or not earned or declared) accumulated but unpaid to the date fixed for redemption.

           (b) The Corporation shall redeem, out of funds legally available therefor, at a redemption price of $100,000 per share plus an amount equal to cash dividends thereon (whether or not earned or declared) accumulated but unpaid to the date of redemption, shares of RP to the extent permitted under the Investment Company Act and Maryland law, on a date fixed by the Board of Directors, if the Corporation fails to maintain either Preferred Stock Basic Maintenance Amount or the Investment Company Act Preferred Stock Asset Coverage and such failure is not cured on or before the Preferred Stock Basic Maintenance Cure Date or the Investment Company Act Cure Date (herein referred to as the "Cure Date"), as the case may be. The number of shares to be redeemed shall be equal to the lesser of (i) the minimum number of shares of RP the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Cure Date, together with all shares of other Preferred Stock subject to redemption or retirement, would result in the satisfaction of the relevant Preferred Stock Basic Maintenance Amount or the Investment Company Act Preferred Stock Asset Coverage, as the case may be, on such Cure Date (provided that, if there is no such minimum number of shares the redemption of which would have such result, all shares of RP then outstanding shall be redeemed), and (ii) the maximum number of shares of RP that can be redeemed out of funds expected to be legally available therefor on such redemption date. In determining the number of shares of RP required to be redeemed in accordance with the foregoing, the Corporation shall allocate the amount required to achieve the relevant Preferred Stock Basic Maintenance Amount or the Investment Company Act Preferred Stock
Asset Coverage, as the case may be, pro rata among the RP and the Other Preferred Stock. The Corporation shall effect such redemption not later than 41 days after such Cure Date, except that if the Corporation does not have funds legally available for the redemption of all of the required number of shares of RP which are subject to mandatory redemption or the Corporation otherwise is unable to effect such redemption on or prior to such Cure Date, the Corporation shall redeem those shares of RP which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption.

           (c) Subject to paragraph 4(d) of this Part I, if fewer than all the outstanding shares of RP are to be redeemed pursuant to this paragraph 4, the number of shares of RP so to be redeemed shall be a whole number of shares and shall be determined by the Board of Directors, and the Corporation shall give a Notice of Redemption as provided in paragraph 4(e) of this Part I. Unless certificates representing shares of RP are held by Holders other than the Securities Depository or its nominee, the Securities Depository, upon receipt of such notice, shall determine by lot the number of shares of RP to be redeemed from the account of each Agent Member (which may include an Agent Member holding shares for its own account, including the Remarketing Agent) and notify the Paying Agent of such determination. The Paying Agent, upon receipt of such notice, shall in turn determine by lot the number of shares of RP to be redeemed from the accounts of the Beneficial Owners of the shares of RP whose Agent Members have been selected by the Securities Depository and give notice of such determination to the Remarketing Agent. In doing so, the Paying Agent may determine that shares of RP shall be redeemed from the accounts of some Beneficial Owners, which may include the Remarketing Agent, without shares of RP being redeemed from the accounts of other Beneficial Owners.

           (d) Notwithstanding paragraph 4(c) of this Part I, if certificates representing shares of RP are held by Holders other than the Securities Depository or its nominee, then the number of shares of RP to be redeemed shall be determined by the Board of Directors and the shares to be redeemed shall be selected by the Corporation by lot.

           (e) Any Notice of Redemption shall be given by the Corporation to the Paying Agent, the Securities Depository (and any other Holder) and the Remarketing Agent, by telephone, not later than 3:00 p.m., New York City time (and later confirmed in writing) on (A) in the case of optional redemption pursuant to paragraph 4(a) of this Part I (i) the Settlement Date in the case of a partial redemption of the shares of RP, (ii) the Tender Date in the case of a redemption in whole of the shares of RP or (iii) during a Non-Payment Period, the later of the Dividend Payment Date and the seventh day, in each case prior to the earliest date upon which any such redemption shall occur and (B) in the case of mandatory redemption pursuant to paragraph 4(b) of this Part I, on the fifth Business Day prior to the redemption date. In the case of a partial redemption of the shares of PR, the Paying Agent shall use reasonable efforts to provide telephonic notice to each Beneficial Owner of shares of RP called for redemption not later than the close of business on the Business Day on which the Paying Agent determines the shares to be redeemed, as described in paragraph 4(c) if this Part I (or, during a Non-Payment Period, not later than the close of business on the Business Day immediately following the day on which the Paying Agent receives a Notice of Redemption from the Corporation). In the case of a redemption in whole of the shares of RP, the Paying Agent shall use reasonable efforts to provide telephonic notice to each Beneficial Owner not later than the close of business on the Business Day immediately following the day on which it receives a Notice of Redemption from the Corporation. In any case described in clause (i) or (iii) of the first sentence of this paragraph 4(e), such telephonic notice shall be confirmed promptly in writing not later than the close of business on the third Business Day preceding the redemption date by notice sent by the Paying Agent to each Beneficial Owner of shares of RP called for redemption, the Remarketing Agent and the Securities Depository.

           (f) Every Notice of Redemption and other redemption notice shall state: (i) the redemption date; (ii) the number of shares of RP to be redeemed;
(iii) the redemption price; (iv) that dividends on the shares of RP to be redeemed shall cease to accumulate as of such redemption date; and (v) the provision pursuant to which such shares are being redeemed. In addition, notice of redemption given to a Beneficial Owner shall state the CUSIP number, if any, of the shares of RP to be redeemed and the manner in which the Beneficial Owners of such shares may obtain payment of the redemption price. No defect in the Notice of Redemption or other redemption notice or in the transmittal or the mailing thereof shall affect the validity of the redemption proceedings, except as required by applicable law. The Paying Agent shall use its reasonable efforts to cause the publication of a redemption notice in an Authorized Newspaper within two Business Days of the date of the Notice of Redemption, but failure so to publish such notification shall not affect the validity or effectiveness of any such redemption proceedings. Shares of RP the Beneficial Owners of which shall have been given Notice of Redemption shall not be subject to transfer outside a Remarketing.

           (g) On any redemption date, the Corporation shall deposit, irrevocably in trust, in same-day funds, with the Paying Agent, by 12:00 noon, New York City time, the price to be paid on such redemption date of any shares of RP plus an amount equal to cash dividends thereon accumulated but unpaid to such redemption date (whether or not earned or declared). For the purposes of the foregoing, payment in New York Clearing House (next-day) funds at any time on any Business Day shall be considered equivalent to payment in same-day funds on the next Business Day at the same time, and any payment made after 12:00 noon, New York City time, on any Business Day shall be considered to have been made instead in the same form of funds before 12:00 noon, New York City time, on the next Business Day.

           (h) In connection with any redemption, upon the giving of a Notice of Redemption and the deposit of the funds necessary for such redemption with the Paying Agent in accordance with this paragraph 4, all rights of the Holders of shares of RP so called for redemption shall cease and terminate, except the right of the Holders thereof to receive the redemption price thereof, inclusive of an amount equal to cash dividends (whether or not earned or declared) accumulated but unpaid to the redemption date but without any interest or other additional amount (except as provided in paragraph 3(h) or 3(k) of this Part I), and such shares shall no longer be deemed outstanding for any purpose. The Corporation shall be entitled to receive from the Paying Agent, promptly after the date fixed for redemption, any cash deposited with the Paying Agent as aforesaid in excess of the sum of (i) the aggregate redemption price of the shares of RP called for redemption on such date and (ii) all other amounts to which Holders of shares of RP called for redemption may be entitled. Any funds so deposited with the Paying Agent which are unclaimed at the end of ninety days from such redemption date shall, to the extent permitted by law, be repaid to the Corporation, after which time the Holders of shares of RP so called for redemption shall look only to the Corporation for payment of the redemption price and all other amounts to which they may be entitled. The Corporation shall be entitled to receive, from time to time after the date fixed for redemption, any interest on the funds so deposited.

           (i) To the extent that any redemption for which Notice of Redemption has been given is not made by reason of the absence of legally available funds therefor, such redemption shall be made as soon as practicable to the extent such funds become available. Failure to redeem shares of RP shall be deemed to exist at any time after the date specified for redemption in a Notice of Redemption when the Corporation shall have failed, for any reason whatsoever, to deposit funds with the Paying Agent pursuant to paragraph 4(g) of this Part I with respect to any shares for which such Notice of Redemption has been given. Notwithstanding the fact that the Corporation shall not have redeemed shares of RP for which a Notice of Redemption has been given, dividends may be declared and paid on shares of RP and shall include those shares of RP for which a Notice of Redemption has been given.

           (j) Notwithstanding the foregoing, (i) no share of RP may be redeemed pursuant to paragraph 4(a) of this Part I unless the full amount of accumulated but unpaid cash dividends to the date fixed for redemption for each such share of RP called for redemption shall have been declared, and (ii) no share of RP may be redeemed unless all outstanding shares of RP are simultaneously redeemed, nor may any shares of RP be purchased or otherwise acquired by the Corporation except in accordance with a purchase offer made on substantially equivalent terms by the Corporation for all outstanding shares of RP, unless, in each such instance, cash dividends on all outstanding shares of RP through the end of their most recently ended Dividend Period (or, if such transaction is on a Dividend Payment Date, through the Dividend Period ending on the day prior to such Dividend Payment Date) shall have been paid or declared and sufficient funds for the payment thereof deposited with the Payment Agent.

           (k) Except as set forth in this paragraph 4 with respect to redemptions and subject to paragraph 4(j) hereof, nothing contained herein shall limit any legal right of the Corporation or any affiliate to purchase or otherwise acquire any share of RP at any price. Any shares of RP which have been redeemed, purchased or otherwise acquired by the Corporation or any affiliate thereof may be resold. In lieu of redeeming shares called for redemption, the Corporation shall have the right to arrange for other purchasers to purchase from Beneficial Owners all shares of RP to be redeemed pursuant to this paragraph 4 by their paying to such Beneficial Owners on or before the close of business on the redemption date an amount equal to not less than the redemption price payable by the Corporation on the redemption of such shares, and the obligation of the Corporation to pay such redemption price shall be satisfied and discharged to the extent such payment is so made by such purchasers.

           (l) Notwithstanding any of the foregoing provisions of this paragraph 4, the Remarketing Agent may, in its sole discretion modify the procedures set forth above with respect to notification of redemption, provided that, any such modification does not adversely affect any Holder or Beneficial Owner of shares of RP.

      5. LIQUIDATION. (a) Upon a liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, the Holders shall be entitled, whether from capital or surplus, before any assets of the Corporation shall be distributed among or paid over to holders of Common Stock or any other class or series of stock of the Corporation junior to the RP as to liquidation payments, to be paid the amount of $100,000 per share of RP, plus an amount equal to all accumulated but unpaid dividends thereon (whether or not earned or declared) to and including the date of final distribution. After any such payment, the Holders shall not be entitled to any further participation in any distribution of assets of the Corporation.

           (b) If, upon any such liquidation, dissolution or winding up of the Corporation, the assets of the Corporation shall be insufficient to make such full payments to the Holders and the holders of any Preferred Stock ranking as to liquidation, dissolution or winding up on a parity with the RP, then such assets shall be distributed among the Holders and such parity holders ratably in accordance with the respective amounts which would be payable on such shares of RP and any other such Preferred Stock if all amounts thereon where paid in full.

           (c) Neither the consolidation nor the merger of the Corporation with or into any corporation or corporations nor a reorganization of the Corporation alone nor the sale or transfer by the Corporation of all or substantially all of its assets shall be deemed to be a dissolution or liquidation of the Corporation.

      6. VOTING RIGHTS. (a) GENERAL. Each Holder of shares of RP shall be entitled to one vote for each share held on each matter submitted to a vote of stockholders of the Corporation and, except as otherwise provided in the Investment Company Act, the Charter or the Bylaws or as described below, the holders of shares of Preferred Stock, including RP, and of shares of Common Stock shall vote together as one class. Prior to the issuance of any RP, the Board of Directors by resolution shall designate two existing directors representing holders of Preferred Stock. At the first meeting of stockholders for which the record date is a date on which shares of Preferred Stock are outstanding, the holders of Preferred Stock entitled to vote at such meeting shall have the right as a class, to the exclusion of the holders of the common stock, to elect two directors of the Corporation who shall serve for the unexpired terms of the directors originally designated by the Board of Directors as directors representing holders of Preferred Stock; except that, if such meeting is an annual meeting of stockholders at which the term of one of such designated directors expires, the director so elected to succeed the designated director shall be elected for a term expiring at the time of the third succeeding annual meeting of stockholders, or thereafter when his successor is elected and qualified. Thereafter, the holders of Preferred Stock shall have the right as a class, to the exclusion of the holders of the common stock, to elect directors to succeed either of the directors representing the Preferred Stock whose terms are expiring or whose seats on the Board of Directors are vacant. Subject to paragraph 6(b) hereof, the holders of a majority of the shares of Common Stock shall elect the balance of the directors.

           (b) RIGHT TO ELECT MAJORITY OF BOARD OF DIRECTORS. During any period in which any one or more of the conditions described below shall exist (such period being referred to herein as a "Voting Period"), the number of directors constituting the Board of Directors shall be automatically increased by the smallest number that, when added to the number of directors then constituting the Board of Directors, shall (together with the two directors elected by the holders of Preferred Stock, including RP, pursuant to paragraph 6(a)) constitute a majority of such increased number, and the holders of a majority of Preferred Stock, including RP, shall be entitled, voting as a single class on a one-vote-per-share basis (to the exclusion of the holders of all other securities and classes of capital stock of the Corporation), to elect the smallest number of additional directors of the Corporation that shall constitute a majority of the total number of directors of the Corporation so increased. A Voting Period shall commence if at the close of business on any Dividend Payment Date accumulated dividends (whether or not earned or declared, and whether or not funds are then legally available in an amount sufficient therefor) on the outstanding shares of RP equal to at least two full years' dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Paying Agent for the payment of such accumulated dividends. Upon the termination of a Voting Period, the voting rights described in this paragraph 6(b) shall cease, subject always, however, to the revesting of such voting rights in the holders of Preferred Stock, including RP, upon the further occurrence of any of the events described in this paragraph 6(b).

           (c)  VOTING PROCEDURES.

                (i) As soon as practicable after the accrual of any right of the holders of Preferred Stock, including RP, to elect a majority of directors, the Corporation shall notify the Paying Agent and Paying Agent shall call a special meeting of the holders of Preferred Stock, including RP, and shall mail a notice of such special meeting to such holders not less than 10 nor more than 20 days after the date of mailing of such notice. If the Corporation fails to send such notice to the Paying Agent or if the Paying Agent does not call such a special meeting, it may be called by any holder of Preferred Stock, including RP, on like notice. The record date for determining the holders of Preferred Stock, including RP, entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the day on which such notice is mailed. At any such special meeting and at each meeting held during a Voting Period, the holders of Preferred Stock, including RP, voting together as a class (to the exclusion of the holders of all other securities and classes of capital stock of the Corporation), shall be entitled to elect the number of directors prescribed in paragraph 6(b) above on a one-vote-per-share basis. At any such meeting or adjournment thereof in the absence of a quorum, a majority of the holders of Preferred Stock, including RP, present in person or by proxy, shall have the power to adjourn the meeting without notice, other than an announcement at the meeting, until a quorum is present; provided, however, that no such meeting may be adjourned to a date more than 120 days from the original record date without notice.

                (ii) For purposes of determining any rights of the Holders to vote on any matter, whether such right is created by this Article Fourteenth, by statute or otherwise, no Holder shall be entitled to vote and no share of RP shall be deemed to be "outstanding" for the purpose of voting or determining the number of shares required to constitute a quorum, if, prior to or concurrently with the time of determination of shares entitled to vote or shares deemed outstanding for quorum purposes, as the case may be, sufficient funds for the redemption of such shares have been deposited in trust with the Paying Agent for that purpose and the requisite Notice of Redemption with respect to such shares shall have been given as provided in paragraph 4 of this Part I. No share of RP held by the Corporation or any affiliate of the Corporation shall have any voting rights or be deemed to be outstanding for voting purposes.

                (iii) The terms of office of all persons who are directors of the Corporation at the time of a special meeting of holders of Preferred Stock, including RP, to elect directors shall continue, notwithstanding the election at such meeting by such holders of the number of directors that they are entitled to elect, and the persons so elected by such holders, together with the incumbent directors elected by the holders of the Common Stock, shall constitute the duly elected directors of the Corporation.

                (iv) Simultaneously with the expiration of a Voting Period, the terms of office of the additional directors elected by the holders of Preferred Stock, including RP, shall terminate, the incumbent directors who shall have been elected by the holders of the Common Stock (or by the Board of Directors at a time which was not during a Voting Period) and the two incumbent directors the holders of Preferred Stock, including RP, have the right to elect in any event shall constitute the directors of the Corporation and the voting rights of such holders to elect additional directors shall cease.

                (v) The directors elected by the holders of Preferred Stock, including RP, shall (subject to the provisions of any applicable law) be subject to removal only by the vote of the holders of a majority of the shares of Preferred Stock, including RP, outstanding. Any vacancy on the Board of Directors occurring by reason of such removal or otherwise may be filled only by vote of the holders of at least a majority of shares of Preferred Stock, including RP, outstanding, and if not so filled such vacancy shall (subject to the provisions of any applicable law) be filled by a majority of the remaining directors (or the remaining director) who were elected by such holders. Any other vacancy on the Board of Directors during a Voting Period shall be filled by a vote of the holder or holders of Common Stock.

           (d) RIGHT TO VOTE ON CERTAIN OTHER MATTERS. So long as any shares of RP are outstanding, the Corporation shall not, subject to the requirements of the Investment Company Act and Maryland law, without the affirmative vote or consent of the holders of at least two-thirds of the votes of the shares of RP outstanding at the time, given in person or by proxy, either in writing or at a meeting (voting separately as one class): (a) authorize, create or issue, or increase the authorized or issued amount, of any class or series of stock ranking prior to the RP with respect to payment of dividends or the distribution of assets on liquidation, or (b) amend, alter or repeal the provisions of the Charter including this Article Fourteenth, whether by merger, consolidation or otherwise, so as to materially and adversely affect any right, preference, privileges or voting power of such shares of RP or the Holders thereof; provided that, any increase in the amount of the authorized RP or the creation and issuance of other series of Preferred Stock, or any increase in the amount of authorized shares of such series or of any other series of remarketed preferred stock, in each case ranking on a parity with or junior to the RP, will not be deemed to materially and adversely affect such rights, preferences, privileges or voting powers unless such issuance would cause the Corporation not to satisfy the Investment Company Act Preferred Stock Asset Coverage or either Preferred Stock Basic Maintenance Amount. Unless a higher percentage is provided for under the Charter, the affirmative vote of the holders of a majority of the outstanding shares of Preferred Stock including RP, voting together as a single class, will be required to approve any plan of reorganization adversely affecting such shares or any action requiring a vote of security holders under
Section 13(a) of the Investment Company Act. For purposes of the foregoing, "majority of the outstanding Preferred Stock" shall mean (i) 67% or more of the shares of Preferred Stock present at a meeting, if the holders of more than 50% of such shares are present or represented by proxy or (ii) more than 50% of such shares, whichever is less. The class vote of holders of shares of Preferred Stock, including RP, described above will in each case be in addition to a separate vote of the requisite percentage of shares of Common Stock and shares of Preferred Stock, including RP, necessary to authorize the action in question.

           The foregoing voting provisions shall not apply if, at or prior to the time when the act with respect to which such vote would otherwise be required shall be effected, all outstanding shares of RP shall have been redeemed or called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

           (e) EXCLUSIVE REMEDY. Unless otherwise required by law, the Holders of shares of RP shall not have any relative rights or preferences or other special rights other than those specifically set forth herein. The Holders of shares of RP shall have no preemptive rights. In the event that the Corporation fails to pay any dividends on the shares of RP, the exclusive remedy of the Holders shall be the right to vote for directors pursuant to the provisions of this paragraph 6. In no event shall the Holders of shares of RP have any right to sue for, or bring a proceeding with respect to, such dividends or redemptions or damages for the failure to receive the same.

           (f) VOTING BY SERIES. In addition to any vote of the requisite percentage of shares of Common Stock and shares of Preferred Stock, including RP, otherwise necessary to authorize any proposed action under the Charter or the Investment Company Act, on any matter on which the Preferred Stock has the right to vote as a class, the approval of the holders of a majority of the outstanding shares of any series of Preferred Stock, including any series of RP, voting separately as a series, shall be necessary to approve such proposed action if such series would be affected by the proposed action in a manner materially different from any other series.

      7. INVESTMENT COMPANY ACT PREFERRED STOCK ASSET COVERAGE. The Corporation shall maintain, as of the last Business Day of each month in which any share of RP is outstanding, the Investment Company Act Preferred Stock Asset Coverage.

      8. PREFERRED STOCK BASIC MAINTENANCE COVERAGE.

           (a) The Fund shall maintain, on each Valuation Date, (i) if Moody's is then rating the RP, Moody's Eligible Assets having an aggregate Moody's Discounted Value at least equal to the Moody's Preferred Stock Basic Maintenance Amount, (ii) if S&P is then rating the RP, S&P Eligible Assets having an aggregate S&P Discounted Value at least equal to the S&P Preferred Stock Basic Maintenance Amount and (iii) if any Substitute Rating Agency is then rating the RP, Substitute Rating Agency Eligible Assets having an aggregate Substitute Rating Agency Discounted Value at least equal to the Substituted Rating Agency Preferred Stock Basic Maintenance Amount, in each case applicable to each such Substitute Rating Agency.

           (b) On or before 5:00 p.m., New York City time, on the third Business Day after each Valuation Date, the Corporation shall complete and deliver to the Remarketing Agent and the Paying Agent a Preferred Stock Basic Maintenance Report, which will be deemed to have been delivered to the Remarketing Agent and the Paying Agent if the Remarketing Agent and the Paying Agent receive a copy or telecopy, telex or other electronic transcription thereof and on the same day the Corporation mails to the Remarketing Agent and the Paying Agent for delivery on the next Business Day the full Preferred Stock Basic Maintenance Report. A failure by the Corporation to deliver a Preferred Stock Basic Maintenance Report under this paragraph 8(b) without the prior consent of the Remarketing Agent and the Paying Agent shall be deemed to be delivery of a Preferred Stock Basic Maintenance Report indicating the Discounted Value for all assets of the Corporation is less than the Preferred Stock Basic Maintenance Amount, as of the relevant Valuation Date.

           (c) Within ten Business Days after the date of delivery to the Remarketing Agent and the Paying Agent of a Preferred Stock Basic Maintenance Report in accordance with paragraph 8(b) above relating to a Annual Valuation Date, the Independent Accountant will confirm in writing to the Remarketing Agent and the Paying Agent (i) the mathematical accuracy of the calculations reflected in such Report, (ii) that, in such Report, the Corporation determined in accordance with this Article Fourteenth the assets of the Corporation which constitute Eligible Assets at such Annual Valuation Date, (iii) that, in such Report, the Corporation determined in accordance with this Article Fourteenth whether the Corporation had, at such Annual Valuation Date, Eligible Assets of an aggregate Discounted Value at least equal to the Preferred Stock Basic Maintenance Amount, (iv) with respect to the S&P rating on portfolio securities of the Corporation, issuer name, issue size and coupon rate listed in such Report, that information has been traced and agrees with the information listed by Bloomberg, L.P. or an alternative reputable source (in the event such information does not agree or such information is not listed by Bloomberg, L.P. or an alternative reputable source, the Independent Accountant will inquire of S&P what such information is, and provide a listing in their letter of such differences, if any), (v) with respect to the Moody's ratings on portfolio securities of the Corporation, issuer name, issue size and coupon rate listed in such Report, that information has been traced and agrees with the information listed by Bloomberg, L.P. or an alternative reputable source (in the event such information does not agree or such information is not listed by Bloomberg, L.P. or an alternative reputable source, the Independent Accountant will inquire of Moody's what such information is, and provide a listing in their letter of such differences, if any), (vi) with respect to any Substitute Rating Agency's ratings on portfolio securities of the Corporation, issuer name, issue size and coupon rate listed in such Report, that information has been traced and agrees with the information listed by Bloomberg, L.P. or an alternative reputable source (in the event such information does not agree or such information is not listed by Bloomberg, L.P. or an alternative reputable source, the Independent Accountant will inquire of such Substitute Rating Agency what such information is, and provide a listing in their letter of such differences, if any) and (vii) with respect to the bid or mean price (or such alternative permissible factor used in calculating the Market Value) provided by the custodian of the Corporation's assets to the Corporation for purposes of valuing securities in the Corporation's portfolio, the Independent Accountant has traced the price used in such Report to the bid or mean price listed in the Corporation's accounting records as of such date and verified that such information agrees (in the event such information does not agree, the Independent Accountant will provide a listing in its letter of such differences) (such confirmation is herein called the "Accountant's Confirmation"). If any Accountant's Confirmation delivered pursuant to this paragraph 8(c) shows that an error was made in the Preferred Stock Basic Maintenance Report for a Annual Valuation Date, or shows that a lower aggregate Discounted Value for the aggregate of all Eligible Assets of the Corporation was determined by the Independent Accountant, the calculation or determination made by such Independent Accountant shall be final and conclusive and shall be binding on the Corporation, and the Corporation shall accordingly amend the Preferred Stock Basic Maintenance Report to the Remarketing Agent and Paying Agent promptly following receipt by the Remarketing Agent and the Paying Agent of such Accountant's Confirmation.

      9. RESTRICTIONS ON CERTAIN DISTRIBUTIONS. For so long as any share of RP is outstanding, the Corporation shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common

Stock or other stock, if any, ranking junior to the shares of RP as to dividends or upon liquidation) in respect of the Common Stock or any other stock of the Corporation ranking junior to or on a parity with the shares of RP as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any shares of the Common Stock or any other such junior stock (except by conversion into or exchange for stock of the Corporation ranking junior to the shares of RP as to dividends and upon liquidation) or any other such parity stock (except by conversion into or exchange for stock of the Corporation ranking junior to or on a parity with the shares of RP as to dividends and upon liquidation), unless (A) immediately after such transaction, the Preferred Stock Basic Maintenance Amount and the Investment Company Act Preferred Stock Asset Coverage would be achieved, (B) full cumulative dividends on shares of RP and shares of Other Preferred Stock due on or prior to the date of the transaction have been declared and paid or shall have been declared and sufficient funds for the payment thereof deposited with the Paying Agent, (C) any Right required to be paid under paragraph 3(k) of this Part I on or before the date of such declaration or payment has been paid and (D) the Corporation has redeemed the full number of shares of RP required to be redeemed by any provision for mandatory redemption contained herein.

      10. NOTICE. All notices or communications, unless otherwise specified in the Bylaws of the Corporation or this Article Fourteenth, shall be sufficiently given if in writing and delivered in person or mailed by first-class mail, postage prepaid. Notice shall be deemed given on the earlier of the date received or the date seven days after which such notice is mailed.

      11. CERTAIN RATING AGENCY REQUIREMENTS AND RESTRICTIONS.

           (a) For so long as any shares of RP are outstanding and Moody's is then rating the RP, the Fund will perform all actions required by the Moody's Guidelines and will not engage in any transactions proscribed by restrictions set forth in the Moody's Guidelines, unless it has received written confirmation from Moody's that such noncompliance would not adversely affect the rating then assigned by Moody's to the RP.

           (b) For so long as any shares of RP are outstanding and S&P is then rating the RP, the Fund will perform all actions required by the S&P Guidelines and will not engage in any transactions proscribed by restrictions set forth in the S&P Guidelines, unless it has received written confirmation from S&P that such noncompliance would not adversely affect the rating then assigned by S&P to the RP.

           (c) For so long as any shares of RP are outstanding and any Substitute Rating Agency is then rating the RP, the Fund will perform all actions required by the Substituted Rating Agency Guidelines relating to such Substitute Rating Agency and will not engage in any transactions proscribed by restrictions set forth in the Substituted Rating Agency Guidelines relating to such Substitute Rating Agency, unless it has received written confirmation from such Substituted Rating Agency that such noncompliance would not adversely affect the rating then assigned by such Substituted Rating Agency to the RP.

                                    PART II.

                             REMARKETING PROCEDURES

      1. REMARKETING SCHEDULE. Each Remarketing shall take place over a three-day period consisting of the Tender Date, the Dividend Reset Date and the Settlement Date. Such dates or the method of establishing such dates shall be determined by the Board of Directors from time to time.

      2. PROCEDURE FOR TENDERING. (a) Each share of RP is subject to Tender and Dividend Reset only at the end of each Dividend Period and may be tendered in a Remarketing only on the Tender Date immediately prior to the end of the current Dividend Period. By 12:00 noon, New York City time, on each such Tender Date, the Remarketing Agent shall, after canvassing the market and considering prevailing market conditions at the time for shares of RP and similar securities, provide Beneficial Owners non-binding indications of Applicable Dividend Rates for the next Dividend Period. The actual Applicable Dividend Rate for such Dividend Period may be greater than or less than the rate per annum indicated in such non-binding indications (but not greater than the applicable Maximum Dividend Rate). By 1:00 p.m., New York City time, on such Tender Date, each Beneficial Owner of shares of RP must notify the Remarketing Agent of its desire, on a share-by-share basis, either to tender such share of RP at a price of $100,000 per share or to continue to hold such share of RP for the next Dividend Period. Any notice given to the Remarketing Agent to tender or hold shares for a particular Dividend Period shall be irrevocable and shall not be conditioned upon the level at which the Applicable Dividend Rate is established. Any such notice may not be waived by the Remarketing Agent, except that prior to 4:00 p.m., New York City time, on the Dividend Reset Date, the Remarketing Agent may, in its sole discretion (i) at the request of a Beneficial Owner that has tendered one or more shares to the Remarketing Agent, contingently waive such Beneficial Owner's tender and thereby enable such Beneficial Owner to continue to hold the share or shares for the next Dividend Period as agreed to by such Beneficial Owner and the Remarketing Agent at such time, so long as such tendering Beneficial Owner has indicated to the Remarketing Agent that it would accept the new Applicable Dividend Rate for such Dividend Period, such waiver to be contingent upon the Remarketing Agent's ability to remarket all shares of RP tendered in such Remarketing, and (ii) at the request of a Beneficial Owner that has elected to hold one or more of its shares of RP, waive such Beneficial Owner's election with respect thereto.

           (b) The right of each Beneficial Owner to tender shares of RP in a Remarketing therefor shall be limited to the extent that (i) the Remarketing Agent conducts a Remarketing pursuant to the terms of the Remarketing Agreement,
(ii) shares tendered have not been called for redemption and (iii) the Remarketing Agent is able to find a purchaser or purchasers for tendered shares of RP at an Applicable Dividend Rate for the next Dividend Period that is not in excess of the Maximum Dividend Rate.

      3. DETERMINATION OF APPLICABLE DIVIDEND RATES. (a) Between 1:00 p.m., New York City time, on each Tender Date and 4:00 p.m., New York City time, on the succeeding Dividend Reset Date, the Remarketing Agent shall determine the Applicable Dividend Rate to the nearest one-thousandth (0.001) of one percent per annum for the next Dividend Period. The Applicable Dividend Rate for such Dividend Period, except as otherwise required herein, shall be the rate per annum which the Remarketing Agent determines, in its sole judgment, to be the lowest rate, giving effect to such allocation, that will enable it to remarket on behalf of the Beneficial Owners thereof all shares of RP tendered to it at a price of $100,000 per share.

           (b) If no Applicable Dividend Rate shall have been established on a Dividend Reset Date in a Remarketing for the next Dividend Period for any reason (other than because there is no Remarketing Agent or the Remarketing Agent is not required to conduct a Remarketing pursuant to the terms of the Remarketing Agreement), then the Remarketing Agent, except during a Non-Payment Period, in its sole discretion, shall, after taking into account market conditions as reflected in the prevailing yields of fixed and variable rate taxable and tax-exempt debt securities and the prevailing dividend yields of fixed and variable rate preferred stock, if necessary, determine the Applicable Dividend Rate that would be the initial dividend rate fixed in an offering on such Dividend Reset Date, assuming in each case a comparable dividend period, issuer and security. If there is no Remarketing because there is no Remarketing Agent or the Remarketing Agent is not required to conduct a Remarketing pursuant to the Remarketing Agreement, then, except during a Non-Payment Period, the Applicable Dividend Rate for each subsequent Dividend Period for which no Remarketing takes place because of the foregoing shall be the applicable Maximum Dividend Rate.

           (c) In determining such Applicable Dividend Rate, the Remarketing Agent shall, after taking into account market conditions as reflected in the prevailing yields of fixed and variable rate taxable and tax-exempt debt securities and the prevailing dividend yields of fixed and variable rate preferred stock, in providing non-binding indications of the Applicable Dividend Rate to Beneficial Owners and potential purchasers of shares of RP, (i) consider the number of shares of RP tendered and the number of shares of RP potential purchasers are willing to purchase and (ii) contact by telephone or otherwise current and potential Beneficial Owners of shares of RP and ascertain the dividend rates at which they would be willing to hold shares of RP.

           (d) The Applicable Dividend Rate shall be determined as aforesaid by the Remarketing Agent in its sole discretion (except as otherwise provided in this Article Fourteenth with respect to Applicable Dividend Rates that shall be the Non-Payment Period Rate and Maximum Dividend Rate) and shall be conclusive and binding on Holders and Beneficial Owners.

           (f) Except during a Non-Payment Period, the Applicable Dividend Rate for any Dividend Period shall not be more than the applicable Maximum Dividend Rate.

      4. ALLOCATION OF SHARES; FAILURE TO REMARKET AT $100,000 PER SHARE. (a) If the Remarketing Agent is unable to remarket by 4:00 p.m., New York City time, on any Dividend Reset Date all shares of RP tendered to it in the related
Remarketing at a price of $100,000 per share (i) each Beneficial Owner that tendered shares of RP for sale shall sell a number of shares of RP on a pro rata basis, to the extent practicable, or by lot, as determined by the Remarketing Agent in its sole discretion based on the number of orders to purchase shares of RP in such Remarketing; and (ii) the Applicable Dividend Rate for the next Dividend Period shall be the Maximum Dividend Rate.

           (b) If the allocation procedures described above would result in the sale of a fraction of a share of RP, the Remarketing Agent shall, in its sole discretion, round up or down the number of shares of RP sold by each Beneficial Owner on such Dividend Reset Date so that each share sold by a Beneficial Owner shall be a whole share of RP and the total number of shares sold equals the total number of shares bought on such Dividend Reset Date.

      5. NOTIFICATION OF RESULTS; SETTLEMENT. (a) By telephone at approximately 4:30 p.m., New York City time, on each Dividend Reset Date the Remarketing Agent shall advise each Beneficial Owner of tendered shares and each purchaser thereof (or the Agent Member thereof) (i) of the number of shares such Beneficial Owner or purchaser is to sell or purchase and (ii) to give instructions to its Agent Member to deliver such shares against payment therefor or to pay the purchase price against delivery as appropriate. The Remarketing Agent will also advise each Beneficial Owner or purchaser that is to continue to hold, or to purchase, shares for the Dividend Periods beginning on the Business Day following such Dividend Reset Date of the Applicable Dividend Rate for such Dividend Period.

           (b) In accordance with the Securities Depository's normal procedures, on the Settlement Date, the transactions described above with respect to each share of RP shall be executed through the Securities Depository, if the Securities Depository or its nominee holds or is to hold the certificates relating to the shares to be purchased, and the accounts of the respective Agent Members of the Securities Depository shall be debited and credited and shares delivered by book entry as necessary to effect the purchases and sales of shares of RP. Purchasers of shares of RP shall make payment to the Paying Agent in same-day funds against delivery to other purchasers or their nominees of one or more certificates representing shares of RP, or, if the Securities Depository or its nominee holds or is to hold the certificates relating to the shares to be purchased, through their Agent Members in same-day funds to the Securities Depository against delivery through their Agent Members by book entry of shares of RP or as otherwise required by the Securities Depository. The Securities Depository shall make payment in accordance with its normal procedures.

           (c) If any Beneficial Owner selling shares of RP in a Remarketing fails to deliver such shares, the Agent Member of such selling Beneficial Owner and of any other person that was to have purchased shares of RP in such Remarketing may deliver to any such other person a number of whole shares of RP that is less than the number of shares that otherwise was to be purchased by such person. In such event, the number of shares of RP to be so delivered shall be determined by such Agent Member. Delivery of such lesser number of shares of RP shall constitute good delivery.

           (d) The Remarketing Agent, the Paying Agent and the Securities Depository each will use its reasonable commercial efforts to meet the timing requirements set forth in paragraphs (a) and (b) above; provided that, in the event that there is a delay in the occurrence of any delivery or other event connected with a Remarketing, the Remarketing Agent, the Paying Agent and the Securities Depository each will use its reasonable commercial efforts to accommodate such delay in furtherance of the Remarketing.

           (e) Notwithstanding any of the foregoing provisions of this paragraph 5, the Remarketing Agent may, in its sole discretion, modify the settlement procedures set forth above with respect to settlement, provided any such modification does not adversely affect the Beneficial Owners or the Holders of RP or the Corporation.

      6. PURCHASE OF SHARES OF RP BY REMARKETING AGENT. The Remarketing Agent may purchase for its own account shares of RP in a Remarketing, provided that it purchases all tendered (or deemed tendered) shares of RP not sold in such Remarketing to other purchasers and that the Applicable Dividend Rate established in such Remarketing is no higher than the Applicable Dividend Rate that would have been established if the Remarketing Agent had not purchased such shares. Except as provided in the previous sentence, the Remarketing Agent shall not be obligated to purchase any shares of RP that would otherwise remain unsold in a Remarketing. If the Remarketing Agent owns any shares of RP subject to a Remarketing immediately prior to a Remarketing and if all other shares subject to such Remarketing and tendered for sale by other Beneficial Owners of shares of RP have been sold in such Remarketing, then the Remarketing Agent may sell such number of its shares in such

Remarketing as there are outstanding orders to purchase that have not been filled by such shares tendered for sale by other Beneficial Owners. Neither the Corporation, the Paying Agent nor the Remarketing Agent shall be obligated in any case to provide funds to make payment to a Beneficial Owner upon such Beneficial Owner's tender of its shares of RP in a Remarketing.

      7. APPLICABLE DIVIDEND RATE DURING A NON-PAYMENT PERIOD. So long as a Non-Payment Period shall continue, paragraphs 1, 2, 3, 4, 5, and 6 of this Part II shall not be applicable to any of the shares of RP and the shares of RP shall not be subject to Tender and Dividend Reset.

      8. TRANSFERS. In the case of any transfer of any shares of RP other than pursuant to a Remarketing, the transferor shall ensure that an Agent Member advises the Remarketing Agent of such transfer. The Agent Member shall be authorized and instructed to disclose to the Remarketing Agent and/or the Paying Agent such information with respect to the transferee as the Remarketing Agent or Paying Agent shall request.

      9. MISCELLANEOUS. To the extent permitted by applicable law, the Board of Directors of the Corporation may interpret or adjust the provisions hereof to resolve any inconsistency or ambiguity, remedy any formal defect or make any other change or modification which does not adversely affect the rights of Holders or Beneficial Owners of shares of RP and if such inconsistency or ambiguity reflects an incorrect provision hereof then the Board of Directors may authorize the filing of a Certificate of Amendment or a Certificate of Correction, as the case may be.

      10.  SECURITIES  DEPOSITORY;  STOCK  CERTIFICATES.   (a)  If  there  is  a
Securities Depository, one certificate for all of the shares of RP shall be issued to the Securities Depository and registered in the name of the Securities Depository or its nominee. Such certificate shall bear a legend to the effect that such certificate is issued subject to the provisions contained in this Article Fourteenth. Unless the Corporation shall have elected, during a Non-Payment Period, to waive this requirement, the Corporation will also issue stop-transfer instructions to the Paying Agent for the shares of RP. Except as provided in paragraph (b) below, the Securities Depository or its nominee will be the Holder, and no Beneficial Owner shall receive certificates representing its ownership interest in such shares.

           (b) If the Applicable Dividend Rate applicable to all shares of RP shall be the Non-Payment Period Rate or there is no Securities Depository, the Corporation may at its option issue one or more new certificates with respect to such shares (without the legend referred to in paragraph 10(a) of this Part II) registered in the names of the Beneficial Owners or their nominees and rescind the stop-transfer instruction referred to in paragraph 10(a) of this Part II with respect to such shares.

      SECOND: The amendment to and restatement of the charter of the Corporation as hereinabove set forth have been duly advised by the board of directors of the Corporation and approved by the stockholders of the Corporation as required by law.

      THIRD: The foregoing amendment to and restatement of the charter of the Corporation do not increase the authorized stock of the Corporation.

      FOURTH: The current address of the principal office of the Corporation is as set forth in Article Third of the foregoing amendment to and restatement of the charter of the Corporation.

      FIFTH: The name and address of the Corporation's current resident agent are as set forth in Article Third of the foregoing amendment to and restatement of the charter of the Corporation.

      SIXTH: The number of directors of the Corporation is currently eight and the names of those directors currently in office are as follows:

                Stewart E. Conner
                Connie K. Duckworth
                Robert J. Genetski
                Francis E. Jeffries
                Nancy Lampton
                Christian H. Poindexter
                Carl F. Pollard
                David J. Vitale

      SEVENTH: The foregoing amendment to the Charter of the Corporation shall become effective upon acceptance for record by the State Department of Assessments and Taxation of Maryland.

                                    EXHIBIT B

                           DNP SELECT INCOME FUND INC.

                             AUDIT COMMITTEE CHARTER
                   AS AMENDED AND RESTATED ON AUGUST 25, 2005

PURPOSE

[ ] The Audit Committee has been established by the Board of Directors to assist the Board's oversight of (1) the integrity of the Fund's financial statements, (2) the Fund's compliance with legal and regulatory requirements, (3) the qualifications, independence and performance of the Fund's independent registered public accounting firm and (4) the performance by the Fund's service providers of their respective internal audit functions to the extent such functions relate to the operations of the Fund.

[ ] The Audit Committee, in its capacity as a committee of the Board of Directors, shall be directly responsible for the appointment, compensation, retention and oversight of the work of any independent registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund.

[ ] The Audit Committee shall cause to be prepared and shall approve any reports required by the rules of the Securities and Exchange Commission ("SEC") to be included in the Fund's annual proxy statement.

[ ] The function of the Audit Committee is oversight; it is not the duty of the Committee to plan or conduct audits or to determine that the Fund's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent registered public accounting firm.

COMPOSITION

[ ] The Audit Committee shall consist of at least three directors, including a chairman, appointed by the Board of Directors upon the recommendation of the Nominating/Corporate Governance Committee. Audit Committee members may be removed and replaced by the Board at any time.

[ ] Each member of the Audit Committee shall satisfy the independence and financial literacy requirements of the applicable rules of the New York Stock Exchange ("NYSE") and Section 10A of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules promulgated thereunder.

[ ] At least one member of the Audit Committee shall be a person who has been determined by the Board of Directors to satisfy the definition of "audit committee financial expert" set forth in Instruction 2(b) to Item 3 of Form N-CSR promulgated by the SEC.

[ ] Members of the Audit Committee shall receive no compensation from the Fund other than (i) reimbursement of expenses and (ii) fixed fees established by the Board with respect to service on the Board and committees thereof and attendance at Board and committee meetings.

[ ] Because of the Audit Committee's demanding role and responsibilities, and the time commitment attendant to Committee membership, no Audit Committee member may simultaneously serve on the audit committees of more than three public companies unless the Board of Directors determines that such simultaneous service will not impair the ability of such member to serve effectively on the Audit Committee of the Fund.

[ ] Except as expressly provided in this Charter, the Bylaws of the Fund, the Corporate Governance Guidelines of the Fund, the rules of the NYSE or any applicable law or regulation, the Audit Committee shall establish its own rules of procedure.

RESPONSIBILITIES AND POWERS

[ ] To carry out its purposes, the Audit Committee shall have the following responsibilities and powers:

GENERAL

[ ] Meet at least twice a year, or more frequently as circumstances may require.

[ ] Review and reassess the adequacy of this Charter at least annually and recommend any proposed changes to the Board of Directors for approval.

[ ]    Review  annually the Audit  Committee's  own  performance  and report the results of such review to the Board of Directors.

[ ]   Meet  regularly with  representatives  of the Fund's  investment  adviser, administrator and independent registered public accounting firm in separate executive sessions to review and discuss any issues arising from the administrator's and independent registered public accounting firm's perspective relating to the accounting, financial reporting and internal audit functions performed by the Fund and, where applicable, by service providers on behalf of the Fund.

[ ] Review with the Fund's investment adviser, administrator and independent registered public accounting firm the adequacy and effectiveness of the accounting and financial controls of the Fund, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable or necessary.

[ ] Discuss with management the guidelines and policies that govern the process by which management assesses and manages the Fund's major financial risk exposures.

[ ] Establish general policies governing the release (to analysts, rating agencies or the general public) of financial information regarding the Fund.

[ ] To the extent the Committee deems necessary or appropriate, request any officer of the Fund, or any employee or representative of the Fund's administrator, investment adviser, outside counsel or independent registered public accounting firm to attend any meeting of the Audit Committee or to meet with any members of, or consultants to, the Committee.

[ ] Review with the Fund's outside counsel any legal matters that the counsel believes may have a material impact on the Fund's accounting and financial reporting policies or practices.

[ ] To the extent the Committee deems necessary or appropriate to carry out its duties, engage independent counsel and other advisers.

[ ] To the extent the Committee deems necessary or appropriate, conduct or authorize investigations into any matters within the scope of the Committee's responsibilities.

[ ] Approve the establishment of procedures for the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the Fund's administrator or investment adviser of concerns regarding questionable accounting or auditing matters.

[ ] Perform such other oversight functions as are assigned by law or regulation, NYSE rule, the Fund's Charter or Bylaws, or the Board of Directors.

[ ] Determine the appropriate funding, to be provided by the Fund, for payment of (i) compensation to any independent registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund, (ii) compensation to any independent counsel or other advisers retained by the Committee and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

INDEPENDENT AUDIT

[ ] In its capacity as a committee of the Board of Directors, be directly responsible for the appointment, compensation, retention and oversight of the work of any independent registered public accounting firm engaged (including resolution of disagreements between management and the accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund, I.E., each such independent registered public accounting firm shall report directly to the Audit Committee.

[ ] Pre-approve the scope, fees and terms of all audit and non-audit services provided by the Fund's independent registered public accounting firm, as required by the provisions of Section 10A of the Exchange Act and the rules promulgated thereunder.

[ ] To the extent the Committee deems necessary or appropriate, delegate to one or more designated members of the Audit Committee the authority to grant pre-approvals of audit and non-audit services, PROVIDED that the decisions of any member(s) to whom authority is so delegated shall be presented to the full Audit Committee at each of its scheduled meetings

[ ] Review the experience and qualifications of the lead partner of the independent registered public accounting firm's audit engagement team.

[ ] Assure that the lead partner and concurring partner of the independent registered public accounting firm's audit engagement team are rotated at least every five years as required by Section 10A of the Exchange Act.

[ ] Obtain and review a report from the independent registered public accounting firm at least annually regarding (1) the accounting firm's internal quality-control procedures, (2) any material issues raised by the most recent quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (3) any steps taken to deal with any such issues and (4) all relationships between the independent registered public accounting firm and the Fund.

[ ] As frequently as deemed necessary, evaluate the qualifications and performance of the independent registered public accounting firm, including considering whether the accounting firm's quality controls are adequate, and taking into account the opinions of management and the Fund's administrator.

[ ] At least annually, evaluate the independence of the independent registered public accounting firm, including whether the provision of non-audit services is compatible with maintaining the accounting firm's independence.

[ ] Discuss with the independent registered public accounting firm any communications between the Fund's audit engagement team and the accounting firm's national office respecting auditing or accounting issues presented by the engagement.

[ ] Discuss with management and the independent registered public accounting firm any accounting adjustments that were noted or proposed by the accounting firm but were passed (as immaterial or otherwise).

[ ] Review the reports of the independent registered public accounting firm mandated by Section 10A of the Exchange Act and obtain from the accounting firm assurance that no illegal acts (as defined in Section 10A of the Exchange Act) have been detected or have otherwise come to the attention of such accounting firm in the course of the audit.

[ ] Establish policies regarding the hiring of employees or former employees of the Fund's independent registered public accounting firm by the Fund's investment adviser or administrator.

FINANCIAL STATEMENT REVIEW

[ ] Review and discuss with the Fund's management and independent registered public accounting firm the Fund's annual audited financial statements, including the matters required to be discussed pursuant to Statement of Auditing Standards No. 61, and the Fund's semi-annual financial statements.

[ ] Review and discuss with the Board of Directors, management and the independent registered public accounting firm, as applicable, (1) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Fund's selection or application of accounting principles, and major issues as to the adequacy of the Fund's internal controls and any special audit steps adopted in light of material control deficiencies; (2) analyses prepared by management and/or the independent registered public accounting firm setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; (3) any material written communications between the independent registered public accounting firm and the Fund, such as any "management" or "internal control" letter or schedule of unadjusted differences, and the Fund's response to such communications;
      (4) any problems, difficulties or differences encountered in the course of the audit work, including any disagreements with management or restrictions on the scope of the independent registered public accounting firm's activities or on access to requested information and management's response thereto; and (5) the effect of regulatory and accounting initiatives on the financial statements of the Fund.

[ ] Review and discuss with the independent registered public accounting firm the form of opinion the accounting firm proposes to render to the Fund's Board and shareholders on the Fund's financial statements.

[ ] Make recommendations to the Board of Directors regarding inclusion of the Fund's audited financial statements in the Fund's annual report to shareholders.

[ ] Review disclosures made by the Fund's principal executive officer and principal financial officer regarding compliance with their certification obligations as required under the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder, including the Fund's disclosure controls and procedures and internal controls for financial reporting and evaluations thereof.

INVESTMENT COMPANY-SPECIFIC FUNCTIONS

[ ] Assist the Board of Directors in fulfilling its good faith obligation under Section 2(a)(41) of the Investment Company Act of 1940, as amended (the "Investment Company Act"), to determine the fair value of securities in the Fund's portfolio for which market quotations are not readily available by reviewing, in consultation with the Fund's independent registered public accounting firm, fair value pricing methodologies developed by the Fund's management and recommending the same for adoption by the Board of Directors.

[ ] Ensure that the agreed-upon procedures for the production of quarterly basic maintenance reports on the Fund's remarketed preferred stock and commercial paper are carried out.

[ ] Ensure that any necessary tax qualification tests relating to the Fund's regulated investment company status are performed.

REPORTING RESPONSIBILITIES

[ ] Keep regular minutes of Committee meetings and report the same to the Board of Directors when required.

[ ] Report to the Board of Directors on the Committee's activities on a regular basis and make such recommendations for action by the Board as it may deem appropriate.

[ ] Cause to be prepared and approve any reports required by the rules of the SEC to be included in the Fund's annual proxy statement.

                                    EXHIBIT C

                           DNP SELECT INCOME FUND INC.

                                 AUDIT COMMITTEE

                AUDIT AND NON-AUDIT SERVICES PRE-APPROVAL POLICY
                        (AS ADOPTED ON FEBRUARY 23, 2006)

I.  STATEMENT OF PRINCIPLES

      Under the Sarbanes-Oxley Act of 2002 (the "Act"), the Audit Committee of the Board of Directors is responsible for the appointment, compensation and oversight of the work of the independent auditor. As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor in order to assure that they do not impair the auditor's independence from the Fund. To implement these provisions of the Act, the Securities and Exchange Commission (the "SEC") has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the Audit Committee's administration of the engagement of the independent auditor. Accordingly, the Audit Committee has adopted, and the Board of Directors has ratified, the Audit and Non-Audit Services Pre-Approval Policy (this "Policy"), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor may be pre-approved.

      The SEC's rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee ("general pre-approval"); or require the specific pre-approval of the Audit Committee ("specific pre-approval"). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the independent auditor. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

      For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC's rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Fund's business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Fund's ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

      Under the SEC's rules, the Audit Committee must pre-approve non-audit services provided not only to the Fund but also to the Fund's investment adviser and other affiliated entities that provide ongoing services to the Fund if the independent accountant's services to those affiliated entities have a direct impact on the Fund's operations or financial reporting.

      The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine, for each fiscal year, the appropriate ratio between the total amount of fees for audit, audit-related and tax services (including any audit-related or tax service fees for affiliates that are subject to pre-approval) and the total amount of fees for certain permissible non-audit services classified as "all other" services (including any such services for affiliates that are subject to pre-approval).

      The appendices to this Policy describe the audit, audit-related, tax and "all other" services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add or subtract to the list of general pre-approved services from time to time, based on subsequent determinations.

      The purpose of this Policy is to set forth the procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee's responsibilities to pre-approve services performed by the independent auditor to management.

      The  independent  auditor  has  reviewed  this  Policy and  believes  that
implementation   of  this  Policy  will  not  adversely   affect  the  auditor's
independence.

II.  DELEGATION

      As provided in the Act and the SEC's rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members who are not "interested persons" under the Investment Company Act of 1940. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting. In accordance with the foregoing provisions, the Audit Committee has delegated pre-approval to its Chairman, Carl F.
Pollard, and to any successor Chairman who is not an "interested person."

III.  AUDIT SERVICES

      The annual audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor to be able to form an opinion on the Fund's financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will monitor the audit services engagement as necessary, but no less than on a semiannual basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

      In addition to the annual audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other audit services, which are those services that only the independent auditor reasonably can provide. Other audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

      The Audit Committee has pre-approved the audit services in Appendix A. All other audit services not listed in Appendix A must be specifically pre-approved by the Audit Committee.

IV.  AUDIT-RELATED SERVICES

      Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements or that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of audit-related services does not impair the independence of the auditor and is consistent with the SEC's rules on auditor independence, the Audit Committee may grant general pre-approval to audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under form N-SAR.

      The Audit Committee has pre-approved the audit-related services in Appendix B. All other audit-related services not listed in Appendix B must be specifically pre-approved by the Audit Committee.

V.  TAX SERVICES

      The Audit Committee believes that the independent auditor can provide tax services to the Fund such as tax compliance, tax planning and tax advice without impairing the auditor's independence, and the SEC has stated that the independent auditor may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC's rules on auditor independence. The Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Fund's Administrator or outside counsel to determine that the tax planning and reporting positions are consistent with this Policy.

      Pursuant to the preceding paragraph, the Audit Committee has pre-approved the tax services in Appendix C. All tax services involving large and complex transactions not listed in Appendix C must be specifically pre-approved by the Audit Committee, including: tax services proposed to be provided by the independent auditor to any executive officer or director of the Fund, in his or her individual capacity, where such services are paid for by the Fund.

VI.  ALL OTHER SERVICES

      The Audit Committee believes, based on the SEC's rules prohibiting the independent auditor from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as all other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC's rules on auditor independence.

      The Audit Committee has  pre-approved the "all other" services in Appendix
D. Permissible "all other" services not listed in Appendix D must be specifically pre-approved by the Audit Committee.

      A list of the SEC's prohibited non-audit services is attached to this Policy as Appendix E. The SEC's rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

VII.  PRE-APPROVAL FEE LEVELS OR BUDGETED AMOUNTS

      Pre-approval fee levels or budgeted amounts for all services to be provided by the independent auditor will be established annually by the Audit Committee. (Note that separate amounts may be specified for services to the Fund and for services to other affiliated entities that are subject to pre-approval.) Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriate ratio between the total amount of fees for audit, audit-related and tax services for the Fund (including any audit-related or tax services fees for affiliates that are subject to pre-approval), and the total amount of fees for services classified as "all other" services (including any such services for affiliates that are subject to pre-approval).

VIII.  PROCEDURES

      All requests or applications for services to be provided by the independent auditor that do not require specific approval by the Audit Committee will be submitted to the Fund's Administrator and must include a detailed description of the services to be rendered. The Administrator will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the independent auditor.

      Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Fund's Administrator, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.

      The Audit Committee has designated the Fund's Administrator to monitor the performance of all services provided by the independent auditor and to determine whether such services are in compliance with this Policy. The Administrator will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Administrator and any member of management will immediately report to the Chairman of the Audit Committee any breach of this Policy that comes to their attention.

IX.  ADDITIONAL REQUIREMENTS

      The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor's independence from the Fund, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Fund, consistent with Independence Standards Board Standard No. 1, and discussing with the independent auditor its methods and procedures for ensuring independence.

APPENDIX A

PRE-APPROVED AUDIT SERVICES FOR FISCAL YEAR 2006

Dated: February 23, 2006

------------------------------------------------------------------------------------------------------------------------------------
  Service                                                                             Range of Fees(1)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                 The Fund        Affiliates(2)
------------------------------------------------------------------------------------------------------------------------------------
  1. Services required under generally accepted auditing standards to               (3)               N/A
     perform the audit of the annual financial statements of the Fund, including performance of tax qualification tests relating to the Fund's regulated investment company status and issuance of an internal control letter for the Fund's Form N-SAR
------------------------------------------------------------------------------------------------------------------------------------
  2. Reading of the Fund's semi-annual financial statements                         (4)               N/A
------------------------------------------------------------------------------------------------------------------------------------
  3. Services associated with SEC registration statements, periodic reports        $35,000 to         N/A
     and other documents filed with the SEC or other documents                      $45,000
     issued in connection with securities offerings (e.g., comfort                    (5)
     letters, consents), and assistance in responding to SEC comment letters
------------------------------------------------------------------------------------------------------------------------------------
  4. Consultations by the Fund's management as to the accounting or                 (4)               N/A
     disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard setting bodies (Note:
     Under SEC rules, some consultations may be "audit-related" services rather than "audit" services)
------------------------------------------------------------------------------------------------------------------------------------

----------
(1) In addition to the fees shown in the table, the Audit Committee has pre-approved the reimbursement of the reasonable out-of-pocket expenses incurred by the independent accountant in providing the pre-approved services.

(2) These affiliates include the Fund's investment adviser (excluding sub-advisers) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Fund. The Fund's Audit Committee must pre-approve non-audit services provided not only to the Fund but also to the adviser and such other affiliated entities, where such entities provide ongoing services to the Fund AND the independent accountant's services to such entities have a direct impact on the Fund's operations or financial reporting.

(3) The fee for this pre-approved service is not shown in the table because the 2006 engagement letter has not yet been finalized. The comparable fee for this service for the year ended December 31, 2005 was $55,500. The Audit Committee has delegated to the Chairman of the Committee the authority to agree the fees in connection with the finalization and signing of the 2006 engagement letter, at which time such agreed fees will become part of this Pre-Approval Policy.

(4) FEES FOR SERVICES DESIGNATED WITH A (4) SHALL EITHER BE INCLUDED IN THE FEE APPROVED FOR ITEM 1 OF THIS APPENDIX A OR MAY BE SEPARATELY CHARGED, PROVIDED THAT THE AGGREGATE SEPARATE CHARGES FOR ALL SERVICES DESIGNATED WITH A (4) IN APPENDICES A AND B MAY NOT EXCEED 10% OF THE FEE APPROVED FOR
     ITEM 1 OF THIS APPENDIX A.

(5) This project commenced during fiscal year 2005, and the fee range shown is for the entire project, I.E., services performed in both fiscal year 2005 and fiscal year 2006.

APPENDIX B

PRE-APPROVED AUDIT-RELATED SERVICES FOR FISCAL YEAR 2006

Dated: February 23, 2006

------------------------------------------------------------------------------------------------------------------------------------
  Service                                                                             Range of Fees(1)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                 The Fund        Affiliates(2)
------------------------------------------------------------------------------------------------------------------------------------
  1. Issuance of quarterly agreed-upon procedures letters relating to the           (3)               N/A
     Fund's commercial paper and remarketed preferred stock
------------------------------------------------------------------------------------------------------------------------------------
  2. Agreed-upon or expanded audit procedures related to accounting                 (4)               N/A
     records required to respond to or comply with financial, accounting or regulatory reporting matters
------------------------------------------------------------------------------------------------------------------------------------
  3. Consultations by the Fund's management as to the accounting or                 (4)               N/A
     disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies
     (Note: Under SEC rules, some consultations may be "audit" services rather than "audit-related" services)
------------------------------------------------------------------------------------------------------------------------------------
  4. General assistance with implementation of the requirements of                  (4)               N/A
     SEC rules or listing standards promulgated pursuant to the
     Sarbanes-Oxley Act
------------------------------------------------------------------------------------------------------------------------------------

------

(1) In addition to the fees shown in the table, the Audit Committee has pre-approved the reimbursement of the reasonable out-of-pocket expenses incurred by the independent accountant in providing the pre-approved services.

(2) These affiliates include the Fund's investment adviser (excluding sub-advisers) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Fund. The Fund's Audit Committee must pre-approve non-audit services provided not only to the Fund but also to the adviser and such other affiliated entities, where such entities provide ongoing services to the Fund AND the independent accountant's services to such entities have a direct impact on the Fund's operations or financial reporting.

(3) The fee for this pre-approved service is not shown in the table because the 2006 engagement letter has not yet been finalized. The comparable fee for this service for the year ended December 31, 2005 was $24,400. The Audit Committee has delegated to the Chairman of the Committee the authority to agree the fees in connection with the finalization and signing of the 2006 engagement letter, at which time such agreed fees will become part of this Pre-Approval Policy.

(4) Fees for services designated with a (4) shall either be included in the fee approved for item 1 of Appendix A or may be separately charged, provided that the aggregate separate charges for all services designated with a (4) in Appendices A and B may not exceed 10% of the fee approved for item 1 of Appendix A.

APPENDIX C

PRE-APPROVED TAX SERVICES FOR FISCAL YEAR 2006

Dated: February 23, 2006

------------------------------------------------------------------------------------------------------------------------------------
  Service                                                                             Range of Fees(1)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                 The Fund        Affiliates(2)
------------------------------------------------------------------------------------------------------------------------------------
  1. Preparation of federal and state tax returns, including excise tax             (3)               N/A
     returns, and review of required distributions to avoid excise tax
------------------------------------------------------------------------------------------------------------------------------------
  2. Consultations with the Fund's management as to the tax treatment               (4)               N/A
     of transactions or events
------------------------------------------------------------------------------------------------------------------------------------
  3. Tax advice and assistance regarding statutory, regulatory or                   (4)               N/A
     administrative developments
------------------------------------------------------------------------------------------------------------------------------------
  4. Consulting work regarding  contingent  payment debt instruments              $35,000 to          N/A
     and trust preferred instruments                                              $50,000
                                                                                     (5)
------------------------------------------------------------------------------------------------------------------------------------
  5. Assistance with valuation of contingent  payment debt instruments            $8,000 to           N/A
     and trust preferred instruments                                               $12,000
                                                                                    (6)
------------------------------------------------------------------------------------------------------------------------------------
  6. Assistance with a request to the IRS for an extension of time to             $5,000              N/A
     mail Form 1099-DIV to the Fund's shareholders
------------------------------------------------------------------------------------------------------------------------------------

--------

(1) In addition to the fees shown in the table, the Audit Committee has pre-approved the reimbursement of the reasonable out-of-pocket expenses incurred by the independent accountant in providing the pre-approved services.

(2) These affiliates include the Fund's investment adviser (excluding sub-advisers) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Fund. The Fund's Audit Committee must pre-approve non-audit services provided not only to the Fund but also to the adviser and such other affiliated entities, where such entities provide ongoing services to the Fund AND the independent accountant's services to such entities have a direct impact on the Fund's operations or financial reporting.

(3) The fee for this pre-approved service is not shown in the table because the 2006 engagement letter has not yet been finalized. The comparable fee for this service for the year ended December 31, 2005 was $12,700. The Audit Committee has delegated to the Chairman of the Committee the authority to agree the fees in connection with the finalization and signing of the 2006 engagement letter, at which time such agreed fees will become part of this Pre-Approval Policy.

(4) Fees for services designated with a (4) shall either be included in the fee approved for item 1 of this Appendix C or may be separately charged, provided that the aggregate separate charges for all services designated with a (4) in this Appendix C may not exceed 10% of the fee approved for item 1 of this Appendix C.

(5) Actual amount will be computed based on estimated cost of $300 to $400 per security valued, increased by $100 to $200 per extra lot of each security.

(6) Actual amount will be computed based on each valuation run, which will cost approximately $1,200 to $1,500, increased by $400 to $500 per security valued, and increased by $50 to $100 per lot of each security.

APPENDIX D

PRE-APPROVED "ALL OTHER" SERVICES FOR FISCAL YEAR 2006

Dated: February 23, 2006

------------------------------------------------------------------------------------------------------------------------------------
  Service                                                                             Range of Fees(1)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                 The Fund        Affiliates(2)
------------------------------------------------------------------------------------------------------------------------------------
  None
------------------------------------------------------------------------------------------------------------------------------------

-------
(1) In addition to the fees shown in the table, the Audit Committee has pre-approved the reimbursement of the reasonable out-of-pocket expenses incurred by the independent accountant in providing the pre-approved services.

(2) These affiliates include the Fund's investment adviser (excluding sub-advisers) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Fund. The Fund's Audit Committee must pre-approve non-audit services provided not only to the Fund but also to the adviser and such other affiliated entities, where such entities provide ongoing services to the Fund AND the independent accountant's services to such entities have a direct impact on the Fund's operations or financial reporting.

APPENDIX E

PROHIBITED NON-AUDIT SERVICES

      [ ] Bookkeeping or other services related to the accounting records or financial statements of the audit client

      [ ] Financial information systems design and implementation

      [ ] Appraisal or valuation services, fairness opinions or contribution-in-kind reports

      [ ] Actuarial services

      [ ] Internal audit outsourcing services

      [ ] Management functions

      [ ] Human resources

      [ ] Broker-dealer, investment adviser or investment banking services

      [ ] Legal services

      [ ] Expert services unrelated to the audit

                           DNP SELECT INCOME FUND INC.

             PROXY SOLICITED BY MANAGEMENT FROM COMMON SHAREHOLDERS
                     FOR MEETING TO BE HELD ON MAY 11, 2006

     Connie K. Duckworth, Robert J. Genetski and Carl F. Pollard or any of them, each with full power of substitution, are authorized to vote all shares of common stock of DNP Select Income Fund Inc. owned by the undersigned at the meeting of shareholders to be held May 11, 2006, and at any adjournment of the meeting. They shall vote in accordance with the instructions set forth on the reverse side hereof.

     If no specific instructions are provided, this proxy will be voted "FOR" proposals 1 and 2 and in the discretion of the proxies upon such other business as may properly come before the meeting.


                                     (Continued and to be signed on other side.)



                                          DNP SELECT INCOME FUND INC.
                                          P.O. BOX 11435
                                          NEW YORK, NY 10203-0435

       Please Vote, Date, and
_____  Sign and Return Promptly     _____  Votes must be indicated
       in the Enclosed Envelope            (x) in Black or Blue ink

Your Board of Directors unanimously recommends a vote "FOR" each of the following proposals.

1. Election of directors:

FOR ALL____           WITHHOLD ____              *EXCEPTIONS ____
                      FOR ALL

Nominees:  Christian H. Poindexter and David J. Vitale

(INSTRUCTIONS: To withhold authority to vote for any nominee, mark the "Exceptions" box and write the name of that nominee in the space provided below.)


*Exceptions ___________________________________________________________________

2. Approval of amendment and restatement of the Fund's charter to amend certain provisions governing Series A, B, C, D and E of the Fund's remarketed preferred stock.

FOR____           AGAINST ____      ABSTAIN____

     To change your address, please mark this box. ____

                                         IMPORTANT: Please sign exactly as your
                                         name or names appear on the shareholder
                                         records of the Fund. If you sign as
                                         agent or in any other representative
                                         capacity, please state the capacity in
                                         which you sign. Where there is more
                                         than one owner, each should sign.

                                         Date: _________________________________


                                         ---------------------------------------
                                                   Share Owner sign here

                                         ---------------------------------------
                                                    Co-Owner sign here

                           DNP SELECT INCOME FUND INC.

           PROXY SOLICITED BY MANAGEMENT FROM PREFERRED SHAREHOLDERS
                    FOR MEETING TO BE HELD ON MAY 11, 2006

     Connie K. Duckworth, Robert J. Genetski and Carl F. Pollard or any of them, each with full power of substitution, are authorized to vote all shares of preferred stock of DNP Select Income Fund Inc. owned by the undersigned at the meeting of shareholders to be held May 11, 2006, and at any adjournment of the meeting. They shall vote in accordance with the instructions set forth below.

   Your Board of Directors unanimously recommends a vote "FOR" the following proposal.

1.  Election of director: Nancy Lampton

    FOR______  WITHHOLD______

2. Approval of amendment and restatement of the Fund's charter to amend certain provisions governing Series A, B, C, D and E of the Fund's remarketed preferred stock.

    FOR______  WITHHOLD______  ABSTAIN______

   If no specific instructions are provided, this proxy will be voted "FOR" proposals 1 and 2 and in the discretion of the proxies upon such other business as may properly come before the meeting.

                                    (Continued and to be signed on other side.)

   Dated , 2006 (please fill in, sign and date this proxy and mail it in the envelope provided.)

                                             ----------------------------------

                                             ----------------------------------
                                                        (Signature(s) of
                                                         Shareholder(s))

                                                  IMPORTANT: Please sign exactly
                                                  as your name or names appear
                                                  on the shareholder records of
                                                  the Fund. If you sign as agent
                                                  or in any other representative
                                                  capacity, please state the
                                                  capacity in which you sign.
                                                  Where there is more than one
                                                  owner, each should sign.